As filed with the Securities and Exchange Commission on April 24, 2018.

Registration Statement File No. 333-49457

Registration Statement File No. 811-09020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 22

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 31

(Check appropriate box or boxes.)

C.M. Life Variable Life Separate Account I

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, Including Area Code)

John E. Deitelbaum

Senior Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, CT 06082-1981

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2018 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on                      pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Universal Life (VUL)

Issued by C.M. Life Insurance Company

C.M. Life Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (policy) issued by C.M. Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (GPA) and the funds offered through our separate account, C.M. Life Variable Life Separate Account I (Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. This policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(Fax) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective May 1, 2018

1

C.M. Life Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund (Series I)

Invesco V.I. Health Care Fund (Series I) 1

Invesco V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds Insurance Series® Asset Allocation Fund (Class 2)

American Funds Insurance Series® Growth-Income Fund (Class 2)

Deutsche Investments VIT Funds

Deutsche Small Cap Index VIP (Class A)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value VIP Fund (Class 2)

Templeton Foreign VIP Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs Strategic Growth Fund (Institutional)

Janus Aspen Series

Janus Henderson Balanced Portfolio (Service) 2

Janus Henderson Forty Portfolio (Institutional) 3

Janus Henderson Global Research Portfolio (Institutional) 4

MFS® Variable Insurance Trust

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Blue Chip Growth Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Managed Volatility Fund (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Small Cap Equity Fund (Initial Class)

MML U.S. Government Money Market Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)

Oppenheimer Global Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer International Growth Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer Total Return Bond Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1	Formerly known as lnvesco V.I. Global Health Care Fund.
2	Formerly known as Janus Aspen Balanced Portfolio.
3	Formerly known as Janus Aspen Forty Portfolio.
4	Formerly known as Janus Aspen Global Research Portfolio.

2

3

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
Choice of Death Benefit Options

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid policy termination.

Right to Return the Policy	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look).
Variable Investment Choices	The policy offers a choice of over 30 Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount (higher face amount can result in higher charges);

• change the owner or beneficiary;

• change your investment selections.

Transfers	Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table and the “Policy Transactions” section. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Surrenders and Withdrawals	You may surrender your policy, and we will pay you its net surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Safety Test	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

4

Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by C.M. Life Insurance Company.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Policy Termination	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value

•  Withdrawals were not available during the first policy year.

•  A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•  We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•  The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

•  The maximum withdrawal is 75% of the net surrender value.

•  The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers

•  Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

•  We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time. Please refer to the “Federal Income Tax Considerations” section.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

5

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in “Charges and Deductions.”

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge [1]	When you pay premium.	Maximum: All Coverage Years 7.5% of each premium payment up to and including the expense premium; 5% of any premium payment in excess of the expense premium.	Current: All Coverage Years 5% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium.
Surrender Charges [2,3,4] Surrender charges generally apply for the first 14 years of a segment’s coverage.	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	Maximum: First Coverage Year Range of Rates per $1000 of Face Amount • $3.44 – $46.29	Current: First Coverage Year Range of Rates per $1000 of Face Amount • $3.44 – $46.29
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,3,4,5]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount

Processing Fees	When Fee is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	Maximum: The Lesser of: $25 per withdrawal or 2% of the amount withdrawn	Current: The Lesser of: $25 per withdrawal or 2% of the amount withdrawn

1	The expense premium referenced in the table is used to determine premium expense charges. For the initial face amount, the expense premium is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the expense premium is based on the age, gender, and risk classification of the insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located under “Premium Expense Charge” in “Transaction Charges.”

Per $1000 of Face Amount, Non-Tobacco Risk Classification
Age	Male	Female
25	5.73	5.05
35	8.45	7.38
55	21.19	17.41
85	98.28	83.99

2	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

3	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in “Transaction Charges” sub-section under the “Charges and Deductions” section for more information.

4	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

6

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07

5	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Amount Deducted
Insurance Charge [1]	Monthly, on the policy’s monthly charge date.	Maximum Rate: • $83.33 per $1000 of Insurance Risk		Current Range of Rates: • $0.03 – $25.01 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [1,2]	Monthly, on the policy’s monthly charge date.	Maximum: • $0.14 per $1000 of Insurance Risk		Current: • $0.10 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Maximum Rate: • $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount		Current Range of Rates: • $0.01 – $ 83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount
Administrative Charge	Monthly, on the policy’s monthly charge date.	Maximum: All Policy Years • $12 per policy		Current: All Policy Years • $6 per policy
Mortality & Expense Risk Charge	Daily.	Maximum: Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account		Current: Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account
Face Amount Charge [3]	Monthly, on the policy’s monthly charge date.	Maximum: Range of Rates per $1000 of Face Amount		Current: Range of Rates per $1000 of Face Amount
		Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00	Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,3]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount
Loan Interest Rate Expense Charge [4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Maximum: All Policy Years 2.0%		Current: Policy Year 1-15 16+	Rate 0.90% 0.50%
		of loaned amount		of loaned amount

7

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

2	The rates shown for the “representative insured” are first year rates only.

3	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.

4	We charge interest on policy loans, but we do also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest rate credited on loaned amounts.

Rider Charges

This table describes: (1) charges you will pay at the time you exercise a rider and (2) any ongoing charges associated with a rider.

Rider Charge	When Rider Charge is Deducted	Amount Deducted
Accelerated Death Benefit Rider [1]	When you elect an accelerated death benefit payment.	Maximum: $250	Current: $100 – $250
Disability Benefit Rider [2,3]	Monthly, on the policy’s monthly charge date.	Maximum: Range of Rates per $1 of Monthly Deduction [4] • $0.01 – $0.26 Plus Range of Rates per $1000 of Face Amount • $0.00 – $0.09318	Current: Range of Rates per $1 of Monthly Deduction [4] • $0.01 –$0.26 Plus Range of Rates per $1000 of Face Amount • $0.00 – $0.09318
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,3,5]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction [4] Plus • $0.01183 per $1000 of Face Amount
Guaranteed Insurability Rider [2] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1000 of Option Amount • $0.03 – $0.11	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount
Other Insured Rider [6] This Rider is no longer issued. • When issued on the base insured • When issued on another insured	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1000 of Rider Insurance Risk • $83.33	Current Range of Rates per $1000 of Rider Insurance Risk • $0.03 – $22.51 • $0.03 – $25.01

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a rider face amount of $500,000. [5,6]

• Issued on the base insured

• Issued on another insured

	Monthly, on the policy’s monthly charge date.	Maximum: • $0.14 per $1000 of Rider Insurance Risk	Current: • $0.09 per $1000 of Rider Insurance Risk • $0.10 per $1000 of Rider Insurance Risk

8

Rider Charge	When Rider Charge is Deducted	Amount Deducted
Waiver of Monthly Charges Rider [2,3]	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction: [4] • $0.01 – $0.26	Current Range of Rates per $1 of Monthly Deduction: [4] • $0.01 – $0.26
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a rider face amount of $500,000. [2,3,5]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction [4]
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Maximum Rate of Rates: • $83.33 per $1000 of Face Amount	Current Range of Rates: • $0.01 – $ 83.33 per $1000 of Face Amount

1	The fee we deduct may vary by state, but will not exceed $250.

2	The rates shown are for standard risks and vary by the insured’s gender and attained age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

3	For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.

4	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

5	The rates shown for the “representative insured” are first year rates only.

6	The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2017 (before any waivers or reimbursements).1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.28%	1.50%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the policy, see “Other Information – Distribution.”

9

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	24
Administrative Office	1
attained age	11
expense premium	6
face amount	13
free look	4, 13
general investment account	23
good order	11
grace period	26
guarantee period	25
guarantee premium	25
in force	4, 12
initial face amount	13
insurance risk	8, 42
issue date	17
modified endowment contract (MEC)	5, 46
monthly charge date	41
net investment experience	24
net premium	16
net surrender value	31
planned premium	14
policy date	17
policy debt	25
policy debt limit	33
policy termination	25
register date	17
safety test	25
Separate Account division	4, 19
valuation date	11
7-pay test	46

10

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

General Overview

The policy is a life insurance contract between you (the owner) and C.M. Life. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured reaches attained age 85. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

In addition to written requests, we may allow requests by fax, telephone or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or website.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See “When We Pay Death Benefit Proceeds” in the “Death Benefit” section and “Other Policy Rights and Limitations” in the “Other Information” section. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.

11

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment options.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. Unless required by state law, this policy does not mature or provide an endowment in a specific policy year as some traditional life insurance policies do. Policies issued in Indiana, Maryland, and Texas will mature at attained age 100. Any net surrender value the policy has on the maturity date will be paid to the owner.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the owner designation form is signed. Each change will be subject to any payment we made or other action we took before receiving the owner designation form in good order. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary to receive any death benefit in the application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a beneficiary designation form in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the beneficiary designation form in good order.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

12

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial face amount of a policy was, and is $50,000. The owner selected, within our limits, the policy’s face amount. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount that was in effect on the policy date. It is listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, then coverage began on the date those items were received in good order at our Administrative Office.

Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose rates do not vary by the gender of the insured. Policies issued in Montana are unisex, and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within ten calendar days after you received it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applied in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states we refunded the policy’s account value less any withdrawals and any policy debt. In these states, if your premium was received in good order, it was allocated to your investment choices on the day after the policy’s issue date.

In certain other states we refunded the premium paid less withdrawals and policy debt. In those states your premium payment was held in the MML U.S. Government Money Market division of the Separate Account during the free look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the policy or contract surrendered, and there may be a new surrender charge for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period which generally provides that the insurance company has the right, for a limited time period, to void the policy after it has been in force due to misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your free look period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the free look period.

13

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount;
•	the insured’s gender;
•	the insured’s issue age;
•	the insured’s risk classification;
•	policy charges;
•	premium frequency;
•	the death benefit option; and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency;
•	the policy’s initial face amount and death benefit option;
•	the issue age, gender, and risk classification of the insured; and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep the policy in force, it must have sufficient account value or satisfy the safety test. See the “Policy Termination and Reinstatement” section. We will send a notice of any premium needed to prevent termination of this policy.

To change the amount and frequency of planned premiums, you may contact our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please read “Policy Termination and Reinstatement” in the “Policy Value” section.

Subsequent Premium Payments

We will apply your subsequent premium payment on the valuation date that it is received in good order. If we receive your payment in good order on a non-valuation date or after the end of a valuation date, we will apply the payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

14

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:

Regular Mail:

MassMutual

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Suite 2485

Chicago, IL 60654-2485

For all other policies, subsequent premium payments must be sent to the appropriate address:

Regular Mail:

MassMutual

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

Electronic Premium Payments

You may also initiate single or recurring premium payments for your in force policy through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.

Requests to initiate electronic payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic payment, you must call our Administrative Office at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. Eastern Time).

If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period. This service can be discontinued by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least 10 business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly billing if:

1.	your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or
2.	we are unable to obtain the premium payment from the bank account; or
3.	your policy has exceeded a MEC or premium limitation and we are unable to apply your payment.

15

Premium Flexibility

After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a MEC. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

•	If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of the payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer except under the circumstances described below. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.
•	If the policy anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the policy anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.
•	We will notify the policy owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You may also contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For more information, please refer to “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section.

Premium Limitations

The Internal Revenue Code of 1986, as amended (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test; and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

a.	an amount equal to $100 plus double the annual expense premium for the policy;
b.	the amount of premium paid in the preceding policy year; or
c.	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

a.	the maximum premium for the Cash Value Accumulation Test; or
b.	the Guideline Premium Test amount that will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium.  Net premium is a premium payment received in good order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.

16

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation.  When applying for the policy, you indicated how you wanted net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone or fax transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium is Allocated.  The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest did not accrue on your policy prior to the policy’s issue date.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums.  We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay you interest on these amounts or credit any interest to your policy.

These amounts were allocated among the Separate Account divisions and the GPA according to your net premium allocation instructions on the register date.

If your state of issue requires us, upon free look, to refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that was on, or next followed, the later of:

a.	the day after the issue date of the policy, or
b.	the day we received the first premium payment in good order.

If your state of issue requires us, upon free look, to refund either your full premium, or the premium you paid less withdrawals and less policy debt:

1.	The register date is the valuation date that was on, or next followed, the later of:
a.	the day after the end of the right to return period; or
b.	the day we received the first premium in good order.
2.	We allocated existing values, held as of the policy’s issue date, to the MML U.S. Government Money Market division on the first valuation date after the issue date. (The existing values at that time would have been any money taken with the application for the policy less any applicable charges); and
3.	We allocated any net premiums received after the issue date, but before the register date, to the MML U.S. Government Money Market division.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions.

17

Cash Flow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

18

Investment Choices

The Separate Account

The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the C.M. Life Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.

We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. Currently, the VUL segment is divided into over 30 Separate Account divisions, subject to state availability. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

19

Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Total Return Bond Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	American Funds Insurance Series® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Henderson Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Large Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A

20

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value (continued)
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Brandywine Global Investment Management, LLC
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large Cap Blend
	American Funds Insurance Series® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	Goldman Sachs Strategic Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Janus Henderson Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid Cap Value
	Franklin Small Cap Value VIP Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Small/Mid Cap Blend
	Deutsche Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A

21

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Growth (continued)
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Janus Henderson Global Research Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Templeton Foreign VIP Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Specialty
	Invesco V.I. Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC

1	You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this fund could be negative.

Addition, Removal, Closure, or Substitution of Funds.  We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest.  The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.

22

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds.  We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit

https://www.massmutual.com/privacy-policy/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.

The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, see the “Our Ability to Make Payments Under the Policy” section.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

a. 3%; or

b. the policy loan rate less the maximum loan interest rate expense charge.

23

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value.” The account value has two components:

1.	the variable account value; and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value.  Transactions in your Separate Account divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the GPA;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value.  The fixed account value is the accumulation of:

•	net premiums allocated to the GPA; plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the Separate Account divisions and the GPA according to your current premium allocation instructions.

24

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments (for example, if the investment experience of the underlying funds has been unfavorable, your net surrender value may decrease even if you make periodic premium payments). Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination.  If there is no policy debt, the policy may terminate without value if:

•	its account value on a monthly charge date cannot cover the charges due; and
•	the safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	the policy debt (which includes accrued interest) exceeds the account value, less surrender charges and less any monthly charges due.

We refer to all outstanding loans plus accrued interest as “policy debt.”

Safety Test.  The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only during the guarantee period(s) stated in the policy. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.

Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insured’s issue age;
•	the insured’s gender;
•	the insured’s risk classification;
•	the current face amount; and
•	the death benefit option in effect at the time.

A face amount increase or the addition of any riders may increase the amount of guarantee premium. Likewise, a face amount decrease or the removal of any riders may decrease the amount of guarantee premium.

For each guarantee period, the safety test is met if:

(A)	premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equal or exceed,

(B)	the total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two “guarantee periods”:

•	The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
•	The second guarantee period is to attained age 100 of the insured.

25

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period.  Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid policy termination will be the lesser of:

a.	the amount needed to satisfy the safety test, or
b.	the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid policy termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the amount of premium needed to avoid policy termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid policy termination and any policy debt.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy.  If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see the “Policy After You Reinstate” section below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (reinstatement date). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate.  If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

26

We do not reinstate policy debt.

Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a MEC under current federal tax law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. In addition to written requests, we may allow requests by telephone, fax, or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, fax, or website.

Transfers

You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the GPA to the Separate Account divisions to one each policy year. You may not transfer more than 25% of the GPA value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the GPA value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the GPA value (less any policy debt) out of the GPA in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

27

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

28

Dollar Cost Averaging Program

The Dollar Cost Averaging (DCA) Program is an automated transfer program that provides scheduled transfers of a set amount from a selected Separate Account division to any other Separate Account division(s) or the GPA.

DCA will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA Program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1,000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that Separate Account division and allocated to other Separate Account divisions or to the GPA. The minimum transfer amount for the DCA Program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA Program.

Since the same, specified dollar amount is transferred to each Separate Account division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the Separate Account division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You may not elect DCA for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the Dollar Cost Averaging Program.

We may at any time modify, suspend, or terminate the DCA Program without prior notification.

Portfolio Rebalancing Program

The Portfolio Rebalancing Program is an automated transfer program that allows you to rebalance your portfolio on a pre-determined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among the Separate Account divisions may cause the ratios of your account value in those selected Separate Account divisions to change. The Portfolio Rebalancing Program allows you to choose among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the Separate Account divisions you select so that the account values in the selected Separate Account divisions match the ratios you set.

In order for portfolio rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect the Portfolio Rebalancing Program, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect Portfolio Rebalancing by telephone, subject to certain restrictions.

You may not elect the automated Portfolio Rebalancing Program while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.

If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone, subject to certain restrictions. Unscheduled Portfolio Rebalancing transactions are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your Unscheduled Portfolio Rebalancing request will be effective as of the next valuation date.

29

Example:

Assume that your initial net premium payment is split among four Separate Account divisions: MML Managed Bond, MML Blend, MML Equity and Oppenheimer Main Street.

Further assume that you have also completed a Portfolio Rebalancing request form indicating that you want the values in the Separate Account divisions rebalanced quarterly as follows:

•  60% in MML Managed Bond and

•  40% in Oppenheimer Main Street.

Over the next 2 1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer Main Street (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer Main Street division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee. The withdrawal fee will be 2% of the requested withdrawal amount or $25.00, whichever is less. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending us a written request in good order on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Income Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975 ($30,000 minus a $25 withdrawal fee).

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

30

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” in the “Other Information” section for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to the “Other Policy Rights and Limitations” section for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value.  The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of:
a.	the policy’s current account value, minus
b.	any current applicable surrender charge,
•	less any existing policy debt.

31

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan.  You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds.  Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate amounts from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please refer to the “Other Policy Rights and Limitations” section for more information.

Interest Credited on the Loaned Value.  When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

a.	3%; or
b.	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the Separate Account divisions according to the values in them at that time. If you have no value in the Separate Account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged.  At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the Separate Account divisions and the GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Policy Termination” in the “Policy Termination and Reinstatement” section.

32

Effect of a Loan on the Values of the Policy.  A policy loan negatively affects policy values because we reduce the death benefit and net surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s net surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your net surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and net surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating, even if the safety test is met. Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges. If this happens, we will notify you in writing. “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. (Refer to “Transfers” in the “Policy Transactions” section for more information.) As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account.

Repayment of Loans.  All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the end of a valuation date, the loan repayment is effective as of the next valuation date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.

You may initiate single or recurring loan repayments through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. Refer to “Electronic Premium Payments” in the “Premiums” section for more information. In addition, loan repayments may be sent to MassMutual, PO Box 92483, Chicago, IL 60675-2483.

Any loan repayment made within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured;
•	the proceeds payable when you surrender the policy; or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid policy termination. The death benefit is calculated as of the

33

date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the death benefit option and face amount. You must pay any premium due before such transaction requests can be processed.

Minimum Death Benefit

In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued. See “Appendix A” for examples of the minimum face amount and how changes in account value may effect the death benefit of a policy.

Cash Value Accumulation Test.  Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender;
•	attained age; and
•	risk classification.

Guideline Premium Test.  Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:
a.	the face amount on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 2 – The benefit amount is the greater of:
a.	the face amount plus the account value on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 3 – The benefit amount is the greater of:
a.	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or
b.	the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the Separate Account divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s account value is determined.

34

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living. However, a death benefit option change cannot be processed during a grace period and no change will be permitted beyond the insured’s attained age 85. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request in good order to our Administrative Office to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. See “Appendix A” for examples of how a change in death benefit option may impact the policy’s face amount.

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change;
•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force with the requested change in face amount, a premium payment may be required.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount.  To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage. An increase in face amount cannot be processed during a grace period.

An increase in face amount may not be:

a.	less than $15,000; or
b.	made after the anniversary of your policy’s issue date nearest the insured’s 85th birthday.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

35

Decreases in Face Amount.  You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in “Surrender Charges for Decreases in Face Amount” in the “Transaction Charges” section.

A decrease will reduce the face amount in the following order:

1.	the face amount of the most recent increase, then
2.	the face amounts of the next most recent increases successively; and last
3.	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes the date we receive (in good order at our Administrative Office) your written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of any applicable partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the face amount is decreased. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the insured’s death and all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.

We have the right to contest the validity of the policy for any material representation of a fact within two years:

1.	after the policy is issued;
2.	after a face amount increase where evidence of insurability is required; or
3.	after reinstatement of the policy where evidence of insurability is required.

If the face amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the face amount increase within two years after that other policy was issued.

We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can also delay payment of the death benefit if a portion is based on the variable account value of the policy and the insured’s date of death is before or during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

36

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the alternate life income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the alternate life income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the alternate life income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

37

The minimum amount that can be applied under a payment option is $5,000 per beneficiary. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income in the year such interest is credited.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a fee when you exercise the rider. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, see the “Premium Limitations” section. If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider. For more information on these riders, please refer to the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider.  This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a fee that is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250. In states where this rider is available, it is included automatically with the policy.

38

Disability Benefit Rider.  This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider, we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider — This Rider Is No Longer Issued.  This rider provides the right to increase the face amount of the policy or purchase a new policy without evidence of insurability on certain options dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider — This Rider Is No Longer Issued.  This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

Substitute of Insured Rider.  This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. There is no charge for this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider.  Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Premium Expense Charge.  We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the expense premium and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the expense premium, and 5% of premium over the expense premium.

39

Example:

Assume that you are a 35-year-old male, non-smoker and that your policy has a face amount of $200,000. The expense premium for your policy is 8.45 per $1000 of face amount or 1690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 1690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the expense premium by $310 ($2000 – 1690). Consequently, your premium expense charge would have been $142.25:

•  7.5% of $1690 ($126.75) plus

•  5% of $310 ($15.50).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premium for the initial face amount and for all increases.

Withdrawal Fee.  If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal fee from the amount withdrawn.) This fee reimburses us for processing the withdrawal.

Surrender Charges.  There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage; and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

40

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount.  If you decrease your policy’s face amount, we cancel all or a part of your face amount segment(s) and charge a pro-rata surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased that remains in force.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the pro-rata surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee.  We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee may vary by state, but will not exceed $250 and is deducted from the accelerated death benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge.  We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is .90% in policy years 1 through 15, and .50% in policy years 16 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date. In some cases, the monthly charges may end when the insured reaches a certain attained age as specified below.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy’s specifications pages. Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge.  The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The current administrative charge is $6 per policy, per month. The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount; and
•	for each increase, the insured’s age at time of the increase;

and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Insurance Charge.  The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA.

41

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on a number of factors including, but not limited to, the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Cost of insurance charges for the policy will not be the same for all policy owners. Your policy’s actual or current insurance charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%); and
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that is in force as of your monthly charge date.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A:

i.	assuming the minimum death benefit is in effect, and then;
ii.	assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date; and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

42

Additional Information About the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue age, gender, risk classifications, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	the addition or deletion of certain riders;
•	rider charges;
•	withdrawals;
•	policy loans;
•	changes to the face amount; and
•	changes to the death benefit option.

Additional Mortality Fees.  Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges.  The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0.00 to $0.09318 per $1,000 of face amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.03 to $25.01 per $1,000 of rider insurance risk. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program.  You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the GPA, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect the DMDP, complete our Directed Monthly Deduction Program request form and send it to us for processing. The DMDP will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the DMDP without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge.  The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

43

The charge is deducted from your account value in the Separate Account but not from the GPA.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

The following information applies only to a policy that is not a MEC under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

44

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

1.	amount of outstanding policy debt at or near the maximum loan value;
2.	unfavorable investment results affecting your policy account value;
3.	increasing monthly policy charge rates due to increasing attained age of the insured;
4.	high or increasing amount of insurance risk, depending on death benefit option and changing account value; and
5.	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January  1, 2018.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the

45

Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the “7-pay test” and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

46

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:

a.	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);
b.	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and
c.	under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

a.	the employer intends to insure the employee’s life;
b.	the maximum face amount for which the employee could be insured at the time the contract was issued; and
c.	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

47

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits

48

of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

1.	proof of residency (in accordance with IRS requirements); and
2.	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates under the Foreign Account Tax Compliance Act effective 7/01/2014.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy.  Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights.  We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.

49

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product.  Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

1.	the limitations on account value access; and
2.	the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions.  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the net surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes.  We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;

50

•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

Distribution

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual and by registered representatives of other broker-dealers who entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted broker-dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to broker-dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesale Distributors are also broker-dealers who were authorized on their own behalf to sell the policy. MassMutual (through MSD) compensates these Wholesale Distributors for the Services.

Commissions and Allowances Paid to MMLIS and Broker-Dealers.  Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation.  MassMutual pays commissions and allowances to Wholesale Distributors who were authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a broker-dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation Program). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

51

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers.  In addition to the commissions described above, we may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers who place business through Wholesalers that receive such payments and may have influenced the way that a broker-dealer or Wholesaler marketed the policy.

Compensation in General.  The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Computer System Failures and Cybersecurity

The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. The Company, MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and the Company’s business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond their control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and the Company’s business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to

52

business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account.  Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “The Separate Account” section.

Obligations of Our General Investment Account.  Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

53

Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

54

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid (and not refunded) under the policy to date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus premiums paid (and not refunded)).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid (and not refunded) to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded), or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

55

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid (and not refunded) to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid (and not refunded) to date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded) to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid (and not refunded) to date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid (and not refunded) of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded) to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid (and not refunded), or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

56

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We file the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-09020

Securities Act file number: 333-49457

Class (Contract) Identifier: C000030137

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2018

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2018, for the Variable Universal Life (VUL) policy. The VUL policy and its prospectus may be referred to in this SAI.

For a copy of the VUL prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
Company	2	11
The Separate Account	2	19

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Incidental Benefits	3
• Benefits Available by Rider	3	38

Underwriters	5	51
Commissions	6
Allowances/Overrides	6
Additional Compensation	7

Additional Information	7
Underwriting Procedures	7
Increases in Face Amount	8	35

Performance Data	8

Experts	9

Financial Statements	9
The Registrant	9
The Depositor	9

Variable Universal Life

Statement of Additional Information

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life, which was incorporated in Connecticut on April 25, 1980, is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The Separate Account

The Company’s Board of Directors established the Separate Account (C.M. Life Variable Life Separate Account I) on February 2, 1995, as a separate investment account of C.M. Life. It was established based on the laws of the State of Connecticut. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:

•	the account value at the beginning of the previous policy year;

•	all premiums paid since that time;

•	all additions to and deductions from the account value during the year; and

•	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Variable Universal Life

Statement of Additional Information

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met:

1.  we receive the owner’s written request for payment of an accelerated death benefit under the policy;

2.  we receive the insured’s written authorization to release medical records to us;

3.  we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and

4.  we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the base policy death benefit over the account value; and

•	the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

Variable Universal Life

Statement of Additional Information

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made;

•	if the base policy terminates;

•	if the base policy matures;

•	the base policy is changed to a different policy on which the rider is not available; or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•	On specific monthly charge dates, we will credit an amount to the account value equal to the specified benefit amount shown on the policy’s specifications pages for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

Guaranteed Insurability Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s specifications pages multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $100,000, or, if less, the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last regular option date as defined in the rider;

•	following election of the last face amount increase that may be elected under the rider;

•	a decrease in the policy’s face amount;

•	if the policy is changed to another policy under which this rider is not available; or

•	if the policy terminates.

Variable Universal Life

Statement of Additional Information

4

Other Insured Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The rider terminates on the latest rider expiration date shown in the rider’s policy specifications for an other insured, on the expiration of the 90-day conversion period following the death of the base policy insured, at the end of the grace period for any unpaid premium under the policy, upon termination of the base policy for any other reason, if the base policy is changed to a different policy on which the rider is not available, or at conversion of the remaining rider face amount under the rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range as specified in the rider.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk classification of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

UNDERWRITERS

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual and by registered representatives of other broker-dealers who entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.

Variable Universal Life

Statement of Additional Information

5

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the prospectus.

Year	MMLIS	MSD
2017	$60,878	$8,612
2016	$71,848	$7,161
2015	$75,911	$12,416

We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.

Commissions

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers (including Wholesale Distributors who are broker-dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% (5% for MMLISI registered representatives during years 3-5) of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay a commission of 0.15% of the average monthly account value during the years after the first Policy Year.

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2017	$835,776	$134,889
2016	$821,931	$134,744
2015	$870,292	$133,958

Allowances/Overrides

MassMutual, through MSD, pays expense allowances in connection with the sale of the policies. The maximum allowance percentage we pay to broker-dealers (who are not Wholesalers) is 92% of the first year commission.

Variable Universal Life

Statement of Additional Information

6

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 1% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Additional Compensation

MassMutual may pay Additional Compensation to Wholesale Distributors for services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections. The payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor meets established target premium thresholds. The maximum Renewal Bonus Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 5% of Target Premium during Policy Year 2, and 9% of Target Premium during Policy Years 3-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that:

1.  you had to complete an application and submit it to our Administrative Office; and

2.  we usually required that the insured have a medical examination.

Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a number of factors including, but not limited to, a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classifications: select preferred, preferred non-tobacco, and preferred tobacco.

Variable Universal Life

Statement of Additional Information

7

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification.

It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VUL on our website at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

Variable Universal Life

Statement of Additional Information

8

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2017 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 16, 2018, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2017

Statements of Operations and Changes in Net Assets for the years ended December 31, 2017 and 2016

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2017 and 2016

Statutory Statements of Operations for the years ended December 31, 2017, 2016, and 2015

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2017, 2016, and 2015

Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016, and 2015

Notes to Statutory Financial Statements

Variable Universal Life

Statement of Additional Information

9

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and Policy Owners of C.M. Life Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of C.M. Life Variable Life Separate Account I (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2017, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2017, the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Hartford, Connecticut

March 5, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

LA2049	F-1

Appendix A

The C.M. Life Variable Life Separate Account I is composed of the following divisions and the activities of each division have been included within the accompanying statement of assets and liabilities as of December 31, 2017 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Division	Division

American Century VP Income & Growth Division	MML Equity Index Division

American Century VP Value Division	MML Inflation-Protected and Income Division

American Funds® Asset Allocation Division	MML Managed Bond Division

American Funds® Growth-Income Division	MML Managed Volatility Division

Deutsche Small Cap Index Division	MML Small Cap Equity Division

Fidelity® VIP Contrafund® Division	MML Small Cap Growth Equity Division

Fidelity® VIP High Income Sub-Account **	MML U.S. Government Money Market Division

Fidelity® VIP Index 500 Sub-Account ***	Oppenheimer Capital Appreciation Division

Fidelity® VIP Government Money Market Sub-Account **	Oppenheimer Conservative Balanced Division **

Franklin Small Cap Value VIP Division	Oppenheimer Discovery Mid Cap Growth Division

Goldman Sachs Strategic Growth Division	Oppenheimer Global Division

Invesco V.I. Diversified Dividend Division	Oppenheimer Global Strategic Income Division

Invesco V.I. Global Health Care Division	Oppenheimer Income Sub-Account

Invesco V.I. Technology Division	Oppenheimer International Equity Sub-Account **

Janus Henderson Balanced Division *	Oppenheimer International Growth Division **

Janus Henderson Forty Division *	Oppenheimer Main Street Division

Janus Henderson Global Research Division *	Oppenheimer Total Return Bond Division *

MFS® Investors Trust Division	T. Rowe Price Blue Chip Growth Division

MFS® New Discovery Division	T. Rowe Price Equity Income Division

MML Blend Division	T. Rowe Price Mid-Cap Growth Division

MML Blue Chip Growth Division	Templeton Foreign VIP

MML Equity Division

*	See Note 2 to the financial statements for the previous name of this division.
**	Division had no investment or unit activity in 2017 or 2016.
***	Division had no income or unit activity in 2016

F-2

C. M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division

ASSETS
Investments
Number of shares	2,471,633	204,246	362,865	191,229	224,030	1,482,207	18	226,598

Identified cost	$17,560,082	$1,562,527	$7,348,621	$7,753,080	$3,196,824	$40,161,746	$4,763	$4,270,260

Value	$26,471,194	$2,289,601	$8,523,705	$9,506,016	$4,097,517	$56,234,924	$4,999	$4,486,647
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-

Total assets	26,471,194	2,289,601	8,523,705	9,506,016	4,097,517	56,234,924	4,999	4,486,647

LIABILITIES
Payable to C.M. Life Insurance Company	17	9	10	13	18	13	12	5

NET ASSETS (For variable life insurance policies)	$26,471,177	$2,289,592	$8,523,695	$9,506,003	$4,097,499	$56,234,911	$4,987	$4,486,642

Outstanding Units
Policy owners	10,236,746	668,097	2,752,115	2,637,056	1,249,252	15,161,758	915	1,006,915

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$5.45	$-
Survivorship Variable Universal Life	2.95	3.53	3.17	3.69	3.50	4.51	-	4.57
Variable Universal Life	2.59	3.38	3.03	3.54	3.20	3.74	-	4.37
Survivorship Variable Universal Life II	2.34	3.53	3.17	3.69	3.38	3.27	-	4.57

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	Goldman Sachs Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	MFS® Investors Trust Division

ASSETS
Investments
Number of shares	206,270	50,254	28,649	31,309	102,376	364,997	185,785	5,646

Identified cost	$3,061,186	$1,243,224	$868,769	$608,676	$3,255,501	$13,064,683	$5,925,898	$146,589

Value	$4,069,711	$1,365,912	$757,477	$719,172	$3,797,133	$14,512,262	$9,512,216	$169,778
Receivable from C.M. Life Insurance Company	-	-	-	-	-	16	10	-

Total assets	4,069,711	1,365,912	757,477	719,172	3,797,133	14,512,278	9,512,226	169,778

LIABILITIES
Payable to C.M. Life Insurance Company	14	16	18	21	3	-	-	19

NET ASSETS (For variable life insurance policies)	$4,069,697	$1,365,896	$757,459	$719,151	$3,797,130	$14,512,278	$9,512,226	$169,759

Outstanding Units
Policy owners	1,924,488	894,268	228,841	440,542	1,238,845	5,762,276	7,765,162	47,480

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	2.54	1.55	3.39	1.68	3.17	-	-	3.67
Variable Universal Life	2.06	1.48	3.24	1.60	3.04	2.47	1.21	3.51
Survivorship Variable Universal Life II	2.17	1.55	3.39	1.68	3.17	2.61	1.27	3.67

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division

ASSETS
Investments
Number of shares	44,931	781,304	276,805	1,249,344	1,366,561	166,598	741,917	214,206

Identified cost	$727,270	$14,783,099	$3,923,949	$27,668,012	$25,923,618	$1,721,913	$9,478,213	$2,595,427

Value	$903,119	$18,226,387	$4,819,169	$39,585,973	$42,377,057	$1,692,634	$9,210,718	$2,706,467
Receivable from C.M. Life Insurance Company	-	4	-	-	6	-	-	-

Total assets	903,119	18,226,391	4,819,169	39,585,973	42,377,063	1,692,634	9,210,718	2,706,467

LIABILITIES
Payable to C.M. Life Insurance Company	13	-	5	18	-	4	9	5

NET ASSETS (For variable life insurance policies)	$903,106	$18,226,391	$4,819,164	$39,585,955	$42,377,063	$1,692,630	$9,210,709	$2,706,462

Outstanding Units
Policy owners	221,265	7,014,747	2,800,634	17,860,985	16,283,493	1,019,194	4,024,578	1,371,587

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	4.22	2.77	2.38	2.37	3.06	1.71	2.44	2.00
Variable Universal Life	4.04	2.54	1.68	2.18	2.64	1.64	2.23	1.91
Survivorship Variable Universal Life II	4.22	2.66	1.77	2.36	2.35	1.71	2.35	2.00

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division

ASSETS
Investments
Number of shares	1,401,678	377,029	7,306,615	710,742	541,299	1,087,196	1,827,064	1,806,356

Identified cost	$11,954,099	$5,728,387	$7,302,931	$32,756,670	$30,293,004	$33,828,458	$9,701,851	$3,955,353

Value	$14,430,795	$5,646,589	$7,306,615	$39,588,321	$45,582,778	$51,554,855	$9,372,839	$4,678,461
Receivable from C.M. Life Insurance Company	2	-	18	11	21	12	10	-

Total assets	14,430,797	5,646,589	7,306,633	39,588,332	45,582,799	51,554,867	9,372,849	4,678,461

LIABILITIES
Payable to C.M. Life Insurance Company	-	9	-	-	-	-	-	8

NET ASSETS (For variable life insurance policies)	$14,430,797	$5,646,580	$7,306,633	$39,588,332	$45,582,799	$51,554,867	$9,372,849	$4,678,453

Outstanding Units
Policy owners	3,725,486	2,118,852	5,901,033	15,787,312	18,977,862	11,197,353	3,637,972	1,802,532

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	3.43	3.45	1.33	3.10	2.80	5.36	2.67	2.67
Variable Universal Life	4.00	2.61	1.22	2.66	2.70	4.95	2.55	2.54
Survivorship Variable Universal Life II	3.79	2.76	1.23	1.88	1.41	3.06	2.61	2.67

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	Oppenheimer Main Street Division	Oppenheimer Total Return Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division

ASSETS
Investments
Number of shares	405,887	405,097	158,371	221,968	1,930,581	307,083

Identified cost	$9,633,225	$3,199,296	$2,855,609	$5,609,691	$46,351,335	$4,347,694

Value	$13,089,844	$3,171,914	$4,944,350	$6,496,999	$54,538,906	$4,750,573
Receivable from C.M. Life Insurance Company	-	-	-	-	4	-

Total assets	13,089,844	3,171,914	4,944,350	6,496,999	54,538,910	4,750,573

LIABILITIES
Payable to C.M. Life Insurance Company	10	13	1	12	-	13

NET ASSETS (For variable life insurance policies)	$13,089,834	$3,171,901	$4,944,349	$6,496,987	$54,538,910	$4,750,560

Outstanding Units
Policy owners	5,768,583	2,082,608	1,140,081	2,002,805	9,124,288	2,504,727

UNIT VALUE
Executive Benefit Variable Universal Life	$3.31	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	2.75	1.41	4.45	3.35	6.75	2.08
Variable Universal Life	2.23	1.49	4.26	3.20	6.16	1.85
Survivorship Variable Universal Life II	2.35	1.57	4.45	3.35	4.90	1.95

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2017

	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division

Investment income
Dividends	$580,654	$35,991	$125,254	$124,106	$37,061	$528,533	$91	$21,786

Expenses
Mortality and expense risk fees and administrative charges	117,051	9,877	33,081	36,793	17,063	249,423	23	17,816

Net investment income (loss)	463,603	26,114	92,173	87,313	19,998	279,110	68	3,970

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	318,135	146,510	221,789	505,186	410,685	999,608	244	120,232
Realized gain distribution	559,814	-	365,535	559,249	143,506	2,784,997	6	297,970

Realized gain (loss)	877,949	146,510	587,324	1,064,435	554,191	3,784,605	250	418,202

Change in net unrealized appreciation/depreciation of investments	3,124,958	2,118	510,448	605,941	(65,747)	6,077,673	236	(544)

Net gain (loss) on investments	4,002,907	148,628	1,097,772	1,670,376	488,444	9,862,278	486	417,658

Net increase (decrease) in net assets resulting from operations	4,466,510	174,742	1,189,945	1,757,689	508,442	10,141,388	554	421,628

Capital transactions:
Transfer of net premiums	1,113,544	78,362	396,662	289,469	151,320	2,221,413	4,655	218,095
Transfers due to death benefits	(92,091)	(166)	(95,164)	(114,087)	(486,935)	(415,344)	-	(18,394)
Transfers due to withdrawal of funds	(971,478)	(108,368)	(612,159)	(306,166)	(137,554)	(1,945,999)	15	(272,705)
Transfers due to policy loans, net of repayments	(296,219)	(19,039)	(124,866)	(79,653)	(40,588)	(604,100)	(1,843)	(49,683)
Transfers due to charges for administrative and insurance costs	(960,588)	(71,435)	(261,161)	(235,126)	(97,143)	(1,937,433)	(3,755)	(126,669)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	124,182	108,365	357,021	(305,077)	(15,222)	(302,804)	5,361	(192,277)

Net increase (decrease) in net assets resulting from capital transactions	(1,082,650)	(12,281)	(339,667)	(750,640)	(626,122)	(2,984,267)	4,433	(441,633)

Total increase (decrease)	3,383,860	162,461	850,278	1,007,049	(117,680)	7,157,121	4,987	(20,005)

NET ASSETS, at beginning of the year	23,087,317	2,127,131	7,673,417	8,498,954	4,215,179	49,077,790	-	4,506,647

NET ASSETS, at end of the year	$26,471,177	$2,289,592	$8,523,695	$9,506,003	$4,097,499	$56,234,911	$4,987	$4,486,642

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2017

	Goldman Sachs Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	MFS® Investors Trust Division

Investment income
Dividends	$19,683	$22,402	$2,791	$-	$50,016	$-	$71,807	$1,077

Expenses
Mortality and expense risk fees and administrative charges	15,619	4,245	3,069	2,848	16,872	59,910	40,193	642

Net investment income (loss)	4,064	18,157	(278)	(2,848)	33,144	(59,910)	31,614	435

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	187,102	25,769	(1,919)	20,754	51,099	271,789	164,812	5,917
Realized gain distribution	170,563	45,919	38,762	34,186	6,964	713,039	-	5,812

Realized gain (loss)	357,665	71,688	36,843	54,940	58,063	984,828	164,812	11,729

Change in net unrealized appreciation/depreciation of investments	613,438	11,547	69,245	134,481	467,468	2,487,161	1,812,514	19,245

Net gain (loss) on investments	971,103	83,235	106,088	189,421	525,531	3,471,989	1,977,326	30,974

Net increase (decrease) in net assets resulting from operations	975,167	101,392	105,810	186,573	558,675	3,412,079	2,008,940	31,409

Capital transactions:
Transfer of net premiums	132,208	17,792	22,512	36,953	71,013	479,610	455,235	4,253
Transfers due to death benefits	(9,143)	-	-	-	-	(24,255)	(25,710)	-
Transfers due to withdrawal of funds	(81,997)	(2,450)	(35,451)	(29,171)	(43,982)	(612,657)	(292,428)	(15,401)
Transfers due to policy loans, net of repayments	(43,037)	(3,288)	(12,899)	(48,255)	(21,572)	(184,994)	(110,970)	(2,038)
Transfers due to charges for administrative and insurance costs	(122,524)	(39,009)	(34,613)	(39,021)	(155,972)	(427,388)	(266,785)	(7,513)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(54,624)	152,198	6,982	49,050	428,567	117,100	75,054	(1,612)

Net increase (decrease) in net assets resulting from capital transactions	(179,117)	125,243	(53,469)	(30,444)	278,054	(652,584)	(165,604)	(22,311)

Total increase (decrease)	796,050	226,635	52,341	156,129	836,729	2,759,495	1,843,336	9,098

NET ASSETS, at beginning of the year	3,273,647	1,139,261	705,118	563,022	2,960,401	11,752,783	7,668,890	160,661

NET ASSETS, at end of the year	$4,069,697	$1,365,896	$757,459	$719,151	$3,797,130	$14,512,278	$9,512,226	$169,759

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2017

	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division

Investment income
Dividends	$-	$366,654	$481	$682,814	$464,904	$55,497	$293,733	$33,928

Expenses
Mortality and expense risk fees and administrative charges	4,030	77,067	18,132	184,840	175,278	7,537	38,774	9,044

Net investment income (loss)	(4,030)	289,587	(17,651)	497,974	289,626	47,960	254,959	24,884

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,416)	244,012	165,505	395,857	2,309,665	(57,903)	(50,541)	8,353
Realized gain distribution	16,157	675,044	378,799	256,975	1,052,136	-	-	-

Realized gain (loss)	13,741	919,056	544,304	652,832	3,361,801	(57,903)	(50,541)	8,353

Change in net unrealized appreciation/depreciation of investments	186,231	1,165,852	764,925	4,218,918	3,927,403	55,159	182,171	185,726

Net gain (loss) on investments	199,972	2,084,908	1,309,229	4,871,750	7,289,204	(2,744)	131,630	194,079

Net increase (decrease) in net assets resulting from operations	195,942	2,374,495	1,291,578	5,369,724	7,578,830	45,216	386,589	218,963

Capital transactions:
Transfer of net premiums	26,238	777,851	140,517	2,047,748	1,435,927	81,074	416,245	136,132
Transfers due to death benefits	-	(14,307)	(1,932)	(178,293)	(2,806,947)	(1,501)	(9,896)	-
Transfers due to withdrawal of funds	(46,066)	(337,262)	(102,573)	(1,764,230)	(1,114,982)	(69,938)	(355,991)	(123,516)
Transfers due to policy loans, net of repayments	(7,492)	(205,157)	(41,320)	(557,391)	(399,456)	(29,026)	(76,505)	(24,646)
Transfers due to charges for administrative and insurance costs	(27,938)	(796,650)	(143,102)	(1,749,207)	(1,262,608)	(87,996)	(470,151)	(85,137)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(57,927)	18,219	6,123	(70,441)	347,198	(10,004)	(103,499)	36,955

Net increase (decrease) in net assets resulting from capital transactions	(113,185)	(557,306)	(142,287)	(2,271,814)	(3,800,868)	(117,391)	(599,797)	(60,212)

Total increase (decrease)	82,757	1,817,189	1,149,291	3,097,910	3,777,962	(72,175)	(213,208)	158,751

NET ASSETS, at beginning of the year	820,349	16,409,202	3,669,873	36,488,045	38,599,101	1,764,805	9,423,917	2,547,711

NET ASSETS, at end of the year	$903,106	$18,226,391	$4,819,164	$39,585,955	$42,377,063	$1,692,630	$9,210,709	$2,706,462

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2017

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division

Investment income
Dividends	$115,412	$-	$26,595	$87,594	$12,666	$427,983	$210,996	$61,293

Expenses
Mortality and expense risk fees and administrative charges	61,781	23,672	28,283	171,745	199,612	224,353	40,659	19,018

Net investment income (loss)	53,631	(23,672)	(1,688)	(84,151)	(186,946)	203,630	170,337	42,275

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	184,752	48,096	2,352	911,256	1,246,061	882,739	(130,788)	348,731
Realized gain distribution	520,928	201,665	82	3,334,865	4,160,715	-	-	-

Realized gain (loss)	705,680	249,761	2,434	4,246,121	5,406,776	882,739	(130,788)	348,731

Change in net unrealized appreciation/depreciation of investments	1,024,190	817,698	(2,419)	4,373,737	5,003,439	12,956,347	491,375	688,462

Net gain (loss) on investments	1,729,870	1,067,459	15	8,619,858	10,410,215	13,839,086	360,587	1,037,193

Net increase (decrease) in net assets resulting from operations	1,783,501	1,043,787	(1,673)	8,535,707	10,223,269	14,042,716	530,924	1,079,468

Capital transactions:
Transfer of net premiums	453,233	191,062	1,025,625	1,859,823	2,020,898	2,101,587	417,673	162,373
Transfers due to death benefits	(53,577)	(31,791)	(148,654)	(491,379)	(84,960)	(219,226)	(672,696)	(1,375,659)
Transfers due to withdrawal of funds	(420,236)	(102,324)	(1,245,207)	(1,280,257)	(1,436,728)	(1,769,512)	(271,931)	(101,578)
Transfers due to policy loans, net of repayments	(159,349)	(85,808)	(26,311)	(808,530)	(675,319)	(679,509)	(96,439)	(27,122)
Transfers due to charges for administrative and insurance costs	(383,622)	(161,085)	(877,251)	(1,523,987)	(1,446,977)	(1,703,203)	(367,655)	(150,637)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	57,221	9,511	1,334,061	(229,201)	(76,339)	(260,280)	266,815	(137,007)

Net increase (decrease) in net assets resulting from capital transactions	(506,330)	(180,435)	62,263	(2,473,531)	(1,699,425)	(2,530,143)	(724,233)	(1,629,630)

Total increase (decrease)	1,277,171	863,352	60,590	6,062,176	8,523,844	11,512,573	(193,309)	(550,162)

NET ASSETS, at beginning of the year	13,153,626	4,783,228	7,246,043	33,526,156	37,058,955	40,042,294	9,566,158	5,228,615

NET ASSETS, at end of the year	$14,430,797	$5,646,580	$7,306,633	$39,588,332	$45,582,799	$51,554,867	$9,372,849	$4,678,453

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2017

	Oppenheimer Main Street Division	Oppenheimer Total Return Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division

Investment income
Dividends	$156,320	$72,629	$-	$107,437	$-	$115,428

Expenses
Mortality and expense risk fees and administrative charges	56,987	13,038	18,891	28,471	242,681	19,620

Net investment income (loss)	99,333	59,591	(18,891)	78,966	(242,681)	95,808

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	190,836	(48,062)	397,990	294,244	626,643	78,660
Realized gain distribution	209,727	-	56,526	610,982	6,281,669	-

Realized gain (loss)	400,563	(48,062)	454,516	905,226	6,908,312	78,660

Change in net unrealized appreciation/depreciation of investments	1,381,178	123,334	921,966	(91,377)	4,218,853	515,033

Net gain (loss) on investments	1,781,741	75,272	1,376,482	813,849	11,127,165	593,693

Net increase (decrease) in net assets resulting from operations	1,881,074	134,863	1,357,591	892,815	10,884,484	689,501

Capital transactions:
Transfer of net premiums	590,831	139,029	110,015	168,331	1,665,207	191,612
Transfers due to death benefits	(201,368)	(642,659)	(23,304)	(83,180)	(279,638)	(70,047)
Transfers due to withdrawal of funds	(247,443)	(100,205)	(159,285)	(231,964)	(1,604,675)	(247,989)
Transfers due to policy loans, net of repayments	(119,698)	(19,768)	(46,047)	(60,345)	(541,125)	(77,745)
Transfers due to charges for administrative and insurance costs	(483,098)	(133,153)	(171,169)	(236,075)	(1,777,582)	(158,916)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(56,154)	104,600	(121,722)	(93,852)	104,914	(104,348)

Net increase (decrease) in net assets resulting from capital transactions	(516,930)	(652,156)	(411,512)	(537,085)	(2,432,899)	(467,433)

Total increase (decrease)	1,364,144	(517,293)	946,079	355,730	8,451,585	222,068

NET ASSETS, at beginning of the year	11,725,690	3,689,194	3,998,270	6,141,257	46,087,325	4,528,492

NET ASSETS, at end of the year	$13,089,834	$3,171,901	$4,944,349	$6,496,987	$54,538,910	$4,750,560

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2016

	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division

Investment income
Dividends	$519,499	$34,815	$119,742	$118,458	$42,162	$386,005	$-	$31,430

Expenses
Mortality and expense risk fees and administrative charges	105,025	9,298	29,562	32,544	15,685	223,560	2	16,335

Net investment income (loss)	414,474	25,517	90,180	85,914	26,477	162,445	(2)	15,095

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	250,611	211,574	118,515	145,978	147,728	315,171	26	99,223
Realized gain distribution	401,954	-	176,791	823,709	292,731	3,801,752	-	577,602

Realized gain (loss)	652,565	211,574	295,306	969,687	440,459	4,116,923	26	676,825

Change in net unrealized appreciation/depreciation of investments	1,619,101	131,755	239,182	(245,888)	253,777	(796,558)	-	329,118

Net gain (loss) on investments	2,271,666	343,329	534,488	723,799	694,236	3,320,365	26	1,005,943

Net increase (decrease) in net assets resulting from operations	2,686,140	368,846	624,668	809,713	720,713	3,482,810	24	1,021,038

Capital transactions:
Transfer of net premiums	1,209,331	93,942	321,964	332,524	126,376	2,346,583	3,101	169,023
Transfers due to death benefits	(115,520)	(41,530)	(17,261)	(69,157)	(7,324)	(120,221)	-	(34,832)
Transfers due to withdrawal of funds	(821,809)	(170,180)	(164,192)	(368,073)	(222,971)	(1,845,485)	(2)	(111,438)
Transfers due to policy loans, net of repayments	(206,179)	(29,359)	(28,647)	(49,041)	(22,850)	(641,471)	-	(41,524)
Transfers due to charges for administrative and insurance costs	(999,410)	(91,155)	(274,314)	(254,480)	(101,021)	(2,004,823)	(3,833)	(163,110)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	29,559	12,692	185,566	467,148	(95,775)	(1,064,023)	710	124,581

Net increase (decrease) in net assets resulting from capital transactions	(904,028)	(225,590)	23,116	58,921	(323,565)	(3,329,440)	(24)	(57,300)

Total increase (decrease)	1,782,112	143,256	647,784	868,634	397,148	153,370	-	963,738

NET ASSETS, at beginning of the year	21,305,205	1,983,875	7,025,633	7,630,320	3,818,031	48,924,420	-	3,542,909

NET ASSETS, at end of the year	$23,087,317	$2,127,131	$7,673,417	$8,498,954	$4,215,179	$49,077,790	$-	$4,506,647

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Goldman Sachs Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	MFS® Investors Trust Division

Investment income
Dividends	$20,324	$14,492	$-	$-	$59,123	$-	$82,459	$1,577

Expenses
Mortality and expense risk fees and administrative charges	14,284	2,565	3,523	2,494	14,628	52,461	35,024	786

Net investment income (loss)	6,040	11,927	(3,523)	(2,494)	44,495	(52,461)	47,435	791

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	323,885	51,481	48,208	9,183	26,630	(164,576)	218,577	6,626
Realized gain distribution	329	-	122,028	25,949	43,496	1,591,954	-	20,156

Realized gain (loss)	324,214	51,481	170,236	35,132	70,126	1,427,378	218,577	26,782

Change in net unrealized appreciation/depreciation of investments	(262,338)	27,510	(276,767)	(41,773)	(237)	(1,182,898)	(149,023)	(14,067)

Net gain (loss) on investments	61,876	78,991	(106,531)	(6,641)	69,889	244,480	69,554	12,715

Net increase (decrease) in net assets resulting from operations	67,916	90,918	(110,054)	(9,135)	114,384	192,019	116,989	13,506

Capital transactions:
Transfer of net premiums	144,347	19,445	25,545	51,838	96,699	511,087	482,058	8,336
Transfers due to death benefits	(38,785)	(34,647)	(17,655)	(3,043)	-	(53,076)	(11,266)	(32,426)
Transfers due to withdrawal of funds	(107,444)	(1,845)	(25,958)	(18,878)	(97,199)	(813,542)	(294,565)	(976)
Transfers due to policy loans, net of repayments	(31,377)	(6,083)	(23,844)	(7,707)	(54,692)	(207,875)	(163,451)	(2,663)
Transfers due to charges for administrative and insurance costs	(132,286)	(30,448)	(38,642)	(35,792)	(120,044)	(445,568)	(264,988)	(10,145)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(539,586)	625,963	(29,103)	(31,583)	(150,371)	76,688	(35,440)	2,094

Net increase (decrease) in net assets resulting from capital transactions	(705,131)	572,385	(109,657)	(45,165)	(325,607)	(932,286)	(287,652)	(35,780)

Total increase (decrease)	(637,215)	663,303	(219,711)	(54,300)	(211,223)	(740,267)	(170,663)	(22,274)

NET ASSETS, at beginning of the year	3,910,862	475,958	924,829	617,322	3,171,624	12,493,050	7,839,553	182,935

NET ASSETS, at end of the year	$3,273,647	$1,139,261	$705,118	$563,022	$2,960,401	$11,752,783	$7,668,890	$160,661

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division

Investment income
Dividends	$-	$337,433	$-	$600,482	$683,164	$48,499	$281,349	$44,700

Expenses
Mortality and expense risk fees and administrative charges	3,725	70,821	15,039	169,177	158,801	9,061	40,688	9,092

Net investment income (loss)	(3,725)	266,612	(15,039)	431,305	524,363	39,438	240,661	35,608

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(20,514)	275,555	102,973	108,315	1,799,053	(123,304)	(27,733)	109,976
Realized gain distribution	36,095	1,472,149	456,055	2,195,522	861,261	-	44,698	480,937

Realized gain (loss)	15,581	1,747,704	559,028	2,303,837	2,660,314	(123,304)	16,965	590,913

Change in net unrealized appreciation/depreciation of investments	53,080	(669,959)	(527,764)	1,198,717	650,709	200,022	(8,402)	(544,766)

Net gain (loss) on investments	68,661	1,077,745	31,264	3,502,554	3,311,023	76,718	8,563	46,147

Net increase (decrease) in net assets resulting from operations	64,936	1,344,357	16,225	3,933,859	3,835,386	116,156	249,224	81,755

Capital transactions:
Transfer of net premiums	23,982	912,002	151,356	2,238,799	1,678,484	82,590	479,644	112,688
Transfers due to death benefits	-	(86,148)	(52,715)	(184,937)	(23,837)	(24,349)	(56,732)	(26,667)
Transfers due to withdrawal of funds	(16,946)	(526,139)	(90,915)	(2,102,553)	(1,608,511)	(192,714)	(708,990)	(123,317)
Transfers due to policy loans, net of repayments	(2,793)	(89,349)	(88,763)	(456,706)	(529,905)	(52,071)	(89,811)	(31,885)
Transfers due to charges for administrative and insurance costs	(26,483)	(895,943)	(140,281)	(1,865,718)	(1,343,919)	(106,829)	(512,933)	(98,695)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(40,097)	144,234	191,154	(256,785)	(1,040,612)	(346,434)	(64,304)	(94,789)

Net increase (decrease) in net assets resulting from capital transactions	(62,337)	(541,343)	(30,164)	(2,627,900)	(2,868,300)	(639,807)	(953,126)	(262,665)

Total increase (decrease)	2,599	803,014	(13,939)	1,305,959	967,086	(523,651)	(703,902)	(180,910)

NET ASSETS, at beginning of the year	817,750	15,606,188	3,683,812	35,182,086	37,632,015	2,288,456	10,127,819	2,728,621

NET ASSETS, at end of the year	$820,349	$16,409,202	$3,669,873	$36,488,045	$38,599,101	$1,764,805	$9,423,917	$2,547,711

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division

Investment income
Dividends	$124,586	$-	$10	$136,525	$-	$413,839	$456,475	$59,618

Expenses
Mortality and expense risk fees and administrative charges	52,509	20,417	29,048	154,776	177,663	189,696	39,949	20,958

Net investment income (loss)	72,077	(20,417)	(29,038)	(18,251)	(177,663)	224,143	416,526	38,660

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(40,833)	(42,061)	2,699	668,126	1,292,981	204,602	(72,513)	153,325
Realized gain distribution	268,358	763,155	-	3,459,170	2,850,038	2,623,160	-	126,826

Realized gain (loss)	227,525	721,094	2,699	4,127,296	4,143,019	2,827,762	(72,513)	280,151

Change in net unrealized appreciation/depreciation of investments	1,665,014	(162,486)	6,511	(5,103,428)	(3,298,387)	(3,317,120)	194,349	(471,116)

Net gain (loss) on investments	1,892,539	558,608	9,210	(976,132)	844,632	(489,358)	121,836	(190,965)

Net increase (decrease) in net assets resulting from operations	1,964,616	538,191	(19,828)	(994,383)	666,969	(265,215)	538,362	(152,305)

Capital transactions:
Transfer of net premiums	510,700	198,229	1,557,638	2,022,254	2,212,254	2,225,656	457,114	187,843
Transfers due to death benefits	(15,819)	(37,531)	(9,169)	(75,232)	(80,870)	(65,019)	(42,718)	(66,683)
Transfers due to withdrawal of funds	(311,648)	(120,318)	(2,566,133)	(1,324,988)	(1,421,181)	(1,638,347)	(295,252)	(143,591)
Transfers due to policy loans, net of repayments	(118,358)	(59,643)	(168,235)	(602,252)	(744,688)	(728,294)	(145,236)	(32,814)
Transfers due to charges for administrative and insurance costs	(401,662)	(172,654)	(1,459,111)	(1,594,969)	(1,491,990)	(1,685,404)	(383,460)	(183,065)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	169,553	(263,976)	743,939	88,566	17,705	69,405	366,353	67,888

Net increase (decrease) in net assets resulting from capital transactions	(167,234)	(455,893)	(1,901,071)	(1,486,621)	(1,508,770)	(1,822,003)	(43,199)	(170,422)

Total increase (decrease)	1,797,382	82,298	(1,920,899)	(2,481,004)	(841,801)	(2,087,218)	495,163	(322,727)

NET ASSETS, at beginning of the year	11,356,244	4,700,930	9,166,942	36,007,160	37,900,756	42,129,512	9,070,995	5,551,342

NET ASSETS, at end of the year	$13,153,626	$4,783,228	$7,246,043	$33,526,156	$37,058,955	$40,042,294	$9,566,158	$5,228,615

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Oppenheimer Main Street Division	Oppenheimer Core Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division

Investment income
Dividends	$128,132	$123,739	$-	$132,463	$-	$94,387

Expenses
Mortality and expense risk fees and administrative charges	51,472	13,534	15,339	26,069	216,854	19,710

Net investment income (loss)	76,660	110,205	(15,339)	106,394	(216,854)	74,677

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	198,081	7,008	294,165	279,942	540,218	90,434
Realized gain distribution	1,361,956	-	-	569,210	2,971,359	84,540

Realized gain (loss)	1,560,037	7,008	294,165	849,152	3,511,577	174,974

Change in net unrealized appreciation/depreciation of investments	(430,549)	(36,752)	(280,580)	28,545	(750,740)	20,347

Net gain (loss) on investments	1,129,488	(29,744)	13,585	877,697	2,760,837	195,321

Net increase (decrease) in net assets resulting from operations	1,206,148	80,461	(1,754)	984,091	2,543,983	269,998

Capital transactions:
Transfer of net premiums	592,959	152,228	123,025	227,140	1,800,148	248,676
Transfers due to death benefits	(59,290)	(2,411)	(34,262)	(62,794)	(77,320)	(56,570)
Transfers due to withdrawal of funds	(717,084)	(70,777)	(189,132)	(234,096)	(2,134,037)	(272,231)
Transfers due to policy loans, net of repayments	(206,742)	(59,029)	(62,228)	(32,982)	(591,442)	(71,661)
Transfers due to charges for administrative and insurance costs	(504,594)	(142,784)	(164,805)	(259,560)	(1,819,762)	(181,123)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(41,308)	522,499	654,625	10,877	(367,258)	(687,989)

Net increase (decrease) in net assets resulting from capital transactions	(936,059)	399,726	327,223	(351,415)	(3,189,671)	(1,020,898)

Total increase (decrease)	270,089	480,187	325,469	632,676	(645,688)	(750,900)

NET ASSETS, at beginning of the year	11,455,601	3,209,007	3,672,801	5,508,581	46,733,013	5,279,392

NET ASSETS, at end of the year	$11,725,690	$3,689,194	$3,998,270	$6,141,257	$46,087,325	$4,528,492

See Notes to Financial Statements.

C. M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Variable Life Separate Account I (“the Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on February 2, 1995. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life maintains the following four segments within the Separate Account: Executive Benefit Variable Universal Life, Survivorship Variable Universal Life, Variable Universal Life, and Survivorship Variable Universal Life II.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2017, the Separate Account consists of forty-three divisions/sub-accounts that invest in the following mutual funds. All of the funds may not be available to all of the four segments of the Separate Account:

Divisions/Sub-Accounts	The division/Sub-Account listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund [2]

American Funds® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund [2]

Deutsche Small Cap Index Division	Deutsche Small Cap Index VIP Fund [3]

Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio [4]

Fidelity® VIP High Income Sub-Account [5]	Fidelity® VIP High Income Portfolio [4,5]

Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Index 500 Portfolio [4]

Fidelity® VIP Government Money Market Sub-Account [5]	Fidelity® VIP Government Money Market Portfolio [4,5]

Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund [6]

Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund [7]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [8]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [8]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [8]

Janus Henderson Balanced Division [17]	Janus Henderson Balanced Portfolio [9,17]

Janus Henderson Forty Division [18]	Janus Henderson Forty Portfolio [9,18]

Janus Henderson Global Research Division [19]	Janus Henderson Global Research Portfolio [9,19]

MFS® Investors Trust Division	MFS® Investors Trust Series [10]

MFS® New Discovery Division	MFS® New Discovery Series [10]

MML Blend Division	MML Blend Fund [11]

Notes To Financial Statements (Continued)

Divisions/Sub-Accounts	The division/Sub-Account listed in the first column invests in the fund in this column

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [12]

MML Equity Division	MML Equity Fund [11]

MML Equity Index Division	MML Equity Index Fund [12]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [11]

MML Managed Bond Division	MML Managed Bond Fund [11]

MML Managed Volatility Division	MML Managed Volatility Fund [12]

MML Small Cap Equity Division	MML Small Cap Equity Fund [11]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [12]

MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund [11]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [13]

Oppenheimer Conservative Balanced Division [5]	Oppenheimer Conservative Balanced Fund [5,13]

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA [13]

Oppenheimer Global Division	Oppenheimer Global Fund/VA [13]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [13]

Oppenheimer Income Sub-Account	Oppenheimer Income Fund/VA [13]

Oppenheimer International Equity Sub-Account [5]	Oppenheimer International Equity Fund/VA [5,13]

Oppenheimer International Growth Division [5]	Oppenheimer International Growth Fund/VA [13]

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA [13]

Oppenheimer Total Return Bond Division [16]	Oppenheimer Total Return Bond Fund/VA [13,16]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [14]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [14]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [14]

Templeton Foreign VIP Division	Templeton Foreign VIP Fund [15]

In addition to the forty-three divisions/sub-accounts, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to the listed Funds.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity Management & Research Company is the investment adviser to the listed Portfolios.
[5]	This sub-account/portfolio did not have any investment or unit activity in 2016 and 2017.
[6]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[9]	Janus Capital Management, LLC is the investment adviser to the listed Portfolios.
[10]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[11]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Fund.
[12]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Fund.
[13]	OFI Global Asset Management, Inc. is the investment adviser to the listed Funds/Portfolios.
[14]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[15]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[16]	Oppenheimer Total Return Bond was formerly known as Oppenheimer Core Bond.
[17]	Janus Henderson Balanced was formerly known as Janus Aspen Balanced.
[18]	Janus Henderson Forty was formerly known as Janus Aspen Forty.
[19]	Janus Henderson Global Research was formerly known as Janus Aspen Global Research.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account C.M. Life Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions/sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions/sub-accounts.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO mortality table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Notes To Financial Statements (Continued)

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2017. There have been no transfers between levels for the year ended December 31, 2017.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on the behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”) serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors and MSD also receive compensation for their actions as principal underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make purchase payments under existing policies.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division

Cost of purchases	$1,611,809	$297,052	$1,287,705	$1,001,634	$463,999	$4,142,699	$10,133	$593,354
Proceeds from sales	(1,671,016)	(283,217)	(1,169,648)	(1,105,697)	(926,608)	(4,062,833)	(5,621)	(733,049)

	Goldman Sachs Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	MFS® Investors Trust Division
Cost of purchases	$332,180	$259,916	$80,637	$120,418	$626,008	$1,234,429	$362,996	$49,693
Proceeds from sales	(336,670)	(70,593)	(95,623)	(119,513)	(307,852)	(1,233,896)	(496,997)	(65,752)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division

Cost of purchases	$75,632	$1,432,790	$585,088	$1,818,652	$2,810,899	$313,492	$720,773	$222,205
Proceeds from sales	(176,695)	(1,025,479)	(366,230)	(3,335,439)	(5,269,989)	(382,928)	(1,065,606)	(257,538)

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division
Cost of purchases	$927,882	$336,595	$2,278,269	$4,456,704	$5,059,176	$1,375,047	$753,864	$276,310
Proceeds from sales	(859,665)	(339,048)	(2,217,520)	(3,679,515)	(2,784,870)	(3,701,570)	(1,307,773)	(1,863,660)

	Oppenheimer Main Street Division	Oppenheimer Total Return Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division
Cost of purchases	$781,561	$391,929	$326,862	$931,494	$7,042,908	$401,451
Proceeds from sales	(989,434)	(984,492)	(700,742)	(778,625)	(3,436,802)	(773,078)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2017 were as follows:

2017	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division

Units purchased	544,115	37,496	149,757	101,410	54,233	755,983	2,152	67,061
Units withdrawn	(1,000,434)	(61,841)	(366,611)	(230,395)	(255,937)	(1,443,865)	(1,237)	(112,913)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(13,154)	19,965	101,969	(106,213)	(9,445)	(198,262)	-	(62,450)

Net increase (decrease)	(469,473)	(4,380)	(114,885)	(235,198)	(211,149)	(886,144)	915	(108,302)

2017 (Continued)	Goldman Sachs Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	MFS® Investors Trust Division
Units purchased	82,858	16,466	9,706	31,998	28,154	253,214	476,186	2,561
Units withdrawn	(136,685)	(30,680)	(26,389)	(81,530)	(77,465)	(557,531)	(631,948)	(8,155)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(36,916)	102,841	(612)	25,985	154,116	11,017	3,126	(2,078)

Net increase (decrease)	(90,743)	88,627	(17,294)	(23,547)	104,805	(293,300)	(152,635)	(7,671)

2017 (Continued)	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division
Units purchased	9,211	359,791	101,368	1,113,724	703,282	93,302	214,400	80,873
Units withdrawn	(22,575)	(571,456)	(193,886)	(2,099,702)	(2,514,838)	(114,812)	(408,273)	(124,794)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(18,337)	(24,747)	13,697	(136,031)	59,198	(49,691)	(70,856)	11,587

Net increase (decrease)	(31,700)	(236,412)	(78,822)	(1,122,009)	(1,752,358)	(71,202)	(264,729)	(32,333)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2017 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division

Units purchased	144,496	98,905	960,510	1,010,381	1,028,136	620,987	183,971	77,389
Units withdrawn	(275,441)	(160,750)	(1,921,006)	(1,744,006)	(1,591,390)	(1,063,299)	(559,774)	(724,111)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(5,923)	(14,249)	1,019,906	(331,318)	(191,661)	(175,468)	88,185	(73,397)

Net increase (decrease)	(136,868)	(76,095)	59,411	(1,064,942)	(754,916)	(617,781)	(287,618)	(720,119)

2017 (Continued)	Oppenheimer Main Street Division	Oppenheimer Total Return Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division
Units purchased	311,210	105,372	30,606	81,131	354,317	149,932
Units withdrawn	(496,535)	(589,146)	(106,015)	(208,190)	(768,202)	(315,239)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(64,592)	57,833	(33,343)	(55,461)	(30,784)	(104,829)

Net increase (decrease)	(249,917)	(425,941)	(108,752)	(182,520)	(444,669)	(270,136)

2016	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division
Units purchased	693,869	39,042	139,431	138,758	57,585	953,748	1,162	73,390
Units withdrawn	(1,073,831)	(116,936)	(192,709)	(276,608)	(149,689)	(1,621,829)	(1,162)	(103,165)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(74,058)	(1,542)	59,432	141,234	(43,025)	(517,013)	-	7,136

Net increase (decrease)	(454,020)	(79,437)	6,153	3,385	(135,129)	(1,185,093)	-	(22,639)

2016 (Continued)	Goldman Sachs Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	MFS® Investors Trust Division
Units purchased	119,304	18,350	10,857	52,496	41,438	326,039	583,324	3,690
Units withdrawn	(200,146)	(56,135)	(37,065)	(59,182)	(108,797)	(807,517)	(792,335)	(16,657)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(341,948)	454,887	(12,820)	(31,809)	(61,038)	(9,122)	(94,968)	18

Net increase (decrease)	(422,790)	417,101	(39,029)	(38,495)	(128,397)	(490,599)	(303,980)	(12,949)

2016 (Continued)	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division
Units purchased	9,200	479,340	163,498	1,449,944	994,666	64,111	234,850	85,743
Units withdrawn	(15,626)	(787,459)	(304,703)	(2,680,757)	(1,739,374)	(233,881)	(620,429)	(161,340)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(14,205)	45,627	114,396	(307,595)	(819,476)	(215,352)	(35,460)	(76,352)

Net increase (decrease)	(20,630)	(262,492)	(26,809)	(1,538,408)	(1,564,184)	(385,122)	(421,039)	(151,950)

2016 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division
Units purchased	193,257	123,087	1,378,648	1,255,159	1,351,666	827,738	220,184	101,815
Units withdrawn	(282,581)	(200,054)	(3,480,309)	(1,799,772)	(1,964,610)	(1,256,838)	(366,265)	(208,647)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	30,538	(145,636)	555,646	(196,558)	(213,075)	(132,731)	122,787	16,970

Net increase (decrease)	(58,786)	(222,603)	(1,546,015)	(741,172)	(826,019)	(561,831)	(23,293)	(89,861)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2016 (Continued)	Oppenheimer Main Street Division	Oppenheimer Core Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division

Units purchased	375,854	116,520	46,689	100,554	443,527	197,986
Units withdrawn	(819,402)	(189,009)	(148,221)	(236,831)	(1,013,046)	(381,697)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(64,753)	329,688	195,286	(3,560)	(145,849)	(482,926)

Net increase (decrease)	(508,301)	257,199	93,753	(139,837)	(715,368)	(666,637)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2017 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2017	10,236,746	$2.59 to $2.95	$26,471,177	2.38%	0.25% to 0.55%	19.83% to 20.19%
2016	10,706,219	2.16 to 2.46	23,087,317	2.38	0.25 to 0.55	12.86 to 13.20
2015	11,160,240	1.91 to 2.17	21,305,205	2.10	0.25 to 0.55	(6.14) to (5.86)
2014	11,805,416	2.04 to 2.30	23,946,321	2.04	0.25 to 0.55	11.89 to 12.22
2013	12,215,729	1.82 to 2.05	22,138,242	2.22	0.25 to 0.55	35.08 to 35.48

American Century VP Value Division
2017	668,097	3.38 to 3.53	2,289,592	1.67	0.25 to 0.55	8.15 to 8.48
2016	672,477	3.13 to 3.26	2,127,131	1.73	0.25 to 0.55	19.82 to 20.18
2015	751,914	2.61 to 2.71	1,983,875	2.13	0.25 to 0.55	(4.41) to (4.12)
2014	777,157	2.73 to 2.83	2,143,729	1.55	0.25 to 0.55	12.46 to 12.80
2013	876,592	2.43 to 2.51	2,146,102	1.65	0.25 to 0.55	31.00 to 31.40

American Funds® Asset Allocation Division
2017	2,752,115	3.03 to 3.17	8,523,695	1.53	0.25 to 0.55	15.59 to 15.94
2016	2,867,000	2.62 to 2.73	7,673,417	1.64	0.25 to 0.55	8.81 to 9.14
2015	2,860,847	2.41 to 2.51	7,025,633	1.61	0.25 to 0.55	0.84 to 1.15
2014	2,690,061	2.39 to 2.48	6,528,157	1.52	0.25 to 0.55	4.82 to 5.13
2013	2,487,491	2.28 to 2.36	5,754,641	1.51	0.25 to 0.55	23.01 to 23.38

American Funds® Growth-Income Division
2017	2,637,056	3.54 to 3.69	9,506,003	1.40	0.25 to 0.55	21.71 to 22.08
2016	2,872,254	2.91 to 3.03	8,498,954	1.53	0.25 to 0.55	10.91 to 11.24
2015	2,868,870	2.62 to 2.72	7,630,320	1.30	0.25 to 0.55	0.90 to 1.20
2014	2,995,877	2.60 to 2.69	7,890,394	1.28	0.25 to 0.55	10.03 to 10.36
2013	3,196,489	2.36 to 2.44	7,644,596	1.35	0.25 to 0.55	32.77 to 33.17

Deutsche Small Cap Index Division
2017	1,249,252	3.20 to 3.50	4,097,499	0.92	0.25 to 0.55	13.70 to 14.04
2016	1,460,401	2.82 to 3.07	4,215,179	1.12	0.25 to 0.55	20.36 to 20.73
2015	1,595,530	2.34 to 2.54	3,818,031	1.02	0.25 to 0.55	(5.12) to (4.83)
2014	1,604,285	2.47 to 2.67	4,039,668	0.98	0.25 to 0.55	4.17 to 4.48
2013	1,846,282	2.37 to 2.56	4,445,140	1.62	0.25 to 0.55	37.88 to 38.29

Fidelity® VIP Contrafund® Division
2017	15,161,758	3.74 to 4.51	56,234,911	1.00	0.25 to 0.55	21.21 to 21.57
2016	16,047,902	3.09 to 3.71	49,077,790	0.81	0.25 to 0.55	7.41 to 7.74
2015	17,232,995	2.87 to 3.44	48,924,420	1.03	0.25 to 0.55	0.12 to 0.42
2014	18,271,072	2.87 to 3.43	51,716,562	0.96	0.25 to 0.55	11.33 to 11.66
2013	19,339,984	2.58 to 3.07	49,181,975	1.07	0.25 to 0.55	30.57 to 30.96

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Index 500 Sub-Account
2017	915	$5.45	$4,987	3.38%	0.90%	20.63%
2016	-	4.52	-	-	0.90	10.87
2015	-	4.08	-	-	0.90	0.42
2014	33	4.06	134	0.34	0.90	12.55
2013	159	3.61	574	-	0.90	31.06

Franklin Small Cap Value VIP Division
2017	1,006,915	4.37 to 4.57	4,486,642	0.51	0.25 to 0.55	10.05 to 10.38
2016	1,115,217	3.97 to 4.14	4,506,647	0.82	0.25 to 0.55	29.48 to 29.86
2015	1,137,856	3.07 to 3.19	3,542,909	0.64	0.25 to 0.55	(7.89) to (7.62)
2014	1,100,148	3.33 to 3.45	3,707,646	0.62	0.25 to 0.55	0.02 to 0.32
2013	1,162,626	3.33 to 3.44	3,910,817	1.25	0.25 to 0.55	35.49 to 35.90

Goldman Sachs Strategic Growth Division
2017	1,924,488	2.06 to 2.54	4,069,697	0.52	0.25 to 0.55	29.95 to 30.34
2016	2,015,231	1.58 to 1.95	3,273,647	0.57	0.25 to 0.55	1.42 to 1.73
2015	2,438,020	1.56 to 1.92	3,910,862	0.34	0.25 to 0.55	2.83 to 3.14
2014	2,717,429	1.52 to 1.86	4,233,332	0.38	0.25 to 0.55	13.02 to 13.36
2013	2,762,507	1.34 to 1.64	3,804,395	0.41	0.25 to 0.55	31.69 to 32.09

Invesco V.I. Diversified Dividend Division
2017	894,268	1.48 to 1.55	1,365,896	1.73	0.25 to 0.55	7.98 to 8.30
2016	805,641	1.37 to 1.43	1,139,261	1.94	0.25 to 0.55	14.18 to 14.53
2015	388,540	1.20 to 1.25	475,958	1.56	0.25 to 0.55	1.51 to 1.81
2014	313,030	1.18 to 1.22	374,919	1.74	0.25 to 0.55	12.21 to 12.55
2013	310,383	1.05 to 1.09	330,957	2.58	0.25 to 0.55	30.32 to 30.71

Invesco V.I. Global Health Care Division
2017	228,841	3.24 to 3.39	757,459	0.37	0.25 to 0.55	15.19 to 15.54
2016	246,135	2.81 to 2.93	705,118	-	0.25 to 0.55	(11.95) to (11.68)
2015	285,164	3.19 to 3.32	924,829	-	0.25 to 0.55	2.60 to 2.91
2014	221,927	3.11 to 3.22	699,216	-	0.25 to 0.55	19.01 to 19.37
2013	174,678	2.62 to 2.70	462,088	0.73	0.25 to 0.55	39.77 to 40.19

Invesco V.I. Technology Division
2017	440,542	1.60 to 1.68	719,151	-	0.25 to 0.55	34.39 to 34.80
2016	464,089	1.19 to 1.25	563,022	-	0.25 to 0.55	(1.30) to (1.00)
2015	502,584	1.21 to 1.26	617,322	-	0.25 to 0.55	6.23 to 6.55
2014	430,942	1.14 to 1.18	495,825	-	0.25 to 0.55	10.44 to 10.77
2013	466,022	1.03 to 1.07	484,665	-	0.25 to 0.55	24.46 to 24.83

Janus Henderson Balanced Division
2017	1,238,845	3.04 to 3.17	3,797,130	1.42	0.25 to 0.55	17.49 to 17.84
2016	1,134,040	2.58 to 2.69	2,960,401	1.93	0.25 to 0.55	3.75 to 4.06
2015	1,262,436	2.49 to 2.59	3,171,624	1.48	0.25 to 0.55	(0.14) to 0.16
2014	920,670	2.49 to 2.58	2,317,104	1.54	0.25 to 0.55	7.64 to 7.97
2013	901,672	2.32 to 2.39	2,110,942	2.05	0.25 to 0.55	19.15 to 19.50

Janus Henderson Forty Division
2017	5,762,276	2.47 to 2.61	14,512,278	-	0.25 to 0.55	29.60 to 29.99
2016	6,055,576	1.91 to 2.01	11,752,783	-	0.25 to 0.55	1.64 to 1.94
2015	6,546,175	1.88 to 1.97	12,493,050	-	0.25 to 0.55	11.60 to 11.94
2014	7,149,547	1.68 to 1.76	12,217,962	0.16	0.25 to 0.55	8.14 to 8.46
2013	7,648,487	1.56 to 1.62	12,066,318	0.72	0.25 to 0.55	30.51 to 30.90

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Henderson Global Research Division
2017	7,765,162	$1.21 to $1.27	$9,512,226	0.82%	0.25% to 0.55%	26.33% to 26.71%
2016	7,917,798	0.96 to 1.00	7,668,890	1.08	0.25 to 0.55	1.51 to 1.81
2015	8,221,777	0.94 to 0.99	7,839,553	0.65	0.25 to 0.55	(2.82) to (2.53)
2014	8,460,061	0.97 to 1.01	8,286,425	1.08	0.25 to 0.55	6.85 to 7.18
2013	8,644,562	0.91 to 0.94	7,915,036	1.21	0.25 to 0.55	27.72 to 28.11

MFS® Investors Trust Division
2017	47,480	3.51 to 3.67	169,759	0.71	0.25 to 0.55	22.67 to 23.04
2016	55,152	2.86 to 2.98	160,661	0.89	0.25 to 0.55	7.99 to 8.32
2015	68,100	2.65 to 2.75	182,935	0.89	0.25 to 0.55	(0.33) to (0.03)
2014	79,826	2.66 to 2.76	215,082	0.94	0.25 to 0.55	10.40 to 10.73
2013	91,682	2.41 to 2.49	223,531	1.02	0.25 to 0.55	31.33 to 31.72

MFS® New Discovery Division
2017	221,265	4.04 to 4.22	903,106	-	0.25 to 0.55	25.96 to 26.34
2016	252,965	3.21 to 3.34	820,349	-	0.25 to 0.55	8.45 to 8.78
2015	273,596	2.96 to 3.07	817,750	-	0.25 to 0.55	(2.42) to (2.13)
2014	333,280	3.03 to 3.14	1,023,278	-	0.25 to 0.55	(7.77) to (7.49)
2013	584,298	3.29 to 3.39	1,947,641	-	0.25 to 0.55	40.74 to 41.17

MML Blend Division
2017	7,014,747	2.54 to 2.77	18,226,391	2.13	0.25 to 0.55	14.62 to 14.97
2016	7,251,159	2.21 to 2.41	16,409,202	2.15	0.25 to 0.55	8.82 to 9.15
2015	7,513,651	2.03 to 2.21	15,606,188	2.15	0.25 to 0.55	(0.47) to (0.17)
2014	7,876,542	2.04 to 2.21	16,407,864	2.06	0.25 to 0.55	10.38 to 10.71
2013	8,475,327	1.85 to 2.00	15,985,796	2.05	0.25 to 0.55	19.65 to 20.01

MML Blue Chip Growth Division
2017	2,800,634	1.68 to 2.38	4,819,164	0.01	0.25 to 0.55	35.47 to 35.88
2016	2,879,455	1.24 to 1.75	3,669,873	-	0.25 to 0.55	0.36 to 0.66
2015	2,906,265	1.24 to 1.74	3,683,812	-	0.25 to 0.55	10.49 to 10.82
2014	3,031,146	1.12 to 1.57	3,478,832	-	0.25 to 0.55	8.53 to 8.85
2013	3,001,830	1.03 to 1.44	3,170,773	0.22	0.25 to 0.55	40.56 to 40.98

MML Equity Division
2017	17,860,985	2.18 to 2.37	39,585,955	1.81	0.25 to 0.55	15.16 to 15.50
2016	18,982,994	1.90 to 2.05	36,488,045	1.75	0.25 to 0.55	11.98 to 12.31
2015	20,521,402	1.69 to 1.82	35,182,086	2.08	0.25 to 0.55	(3.96) to (3.67)
2014	22,223,644	1.76 to 1.89	39,675,162	1.56	0.25 to 0.55	10.95 to 11.29
2013	24,047,504	1.59 to 1.70	38,716,696	1.88	0.25 to 0.55	32.54 to 32.94

MML Equity Index Division
2017	16,283,493	2.64 to 3.06	42,377,063	1.17	0.25 to 0.55	20.83 to 21.20
2016	18,035,851	2.18 to 2.52	38,599,101	1.86	0.25 to 0.55	11.01 to 11.34
2015	19,600,034	1.97 to 2.27	37,632,015	1.64	0.25 to 0.55	0.61 to 0.92
2014	20,376,128	1.95 to 2.25	38,930,168	1.54	0.25 to 0.55	12.73 to 13.07
2013	20,724,390	1.73 to 1.99	35,156,726	1.68	0.25 to 0.55	31.30 to 31.69

MML Inflation-Protected and Income Division
2017	1,019,194	1.64 to 1.71	1,692,630	3.32	0.25 to 0.55	2.64 to 2.95
2016	1,090,395	1.59 to 1.66	1,764,805	2.30	0.25 to 0.55	4.63 to 4.95
2015	1,475,517	1.52 to 1.59	2,288,456	1.16	0.25 to 0.55	(2.05) to (1.75)
2014	1,447,187	1.56 to 1.61	2,291,217	2.72	0.25 to 0.55	2.88 to 3.19
2013	1,739,577	1.51 to 1.56	2,667,680	1.81	0.25 to 0.55	(9.19) to (8.91)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Managed Bond Division
2017	4,024,578	$2.23 to $2.44	$9,210,709	3.17%	0.25% to 0.55%	4.12% to 4.43%
2016	4,289,308	2.14 to 2.33	9,423,917	2.81	0.25 to 0.55	2.19 to 2.49
2015	4,710,347	2.10 to 2.28	10,127,819	2.86	0.25 to 0.55	(1.29) to (1.00)
2014	4,840,827	2.12 to 2.30	10,511,268	3.22	0.25 to 0.55	5.87 to 6.19
2013	5,922,684	2.01 to 2.16	12,114,686	3.08	0.25 to 0.55	(2.18) to (1.88)

MML Managed Volatility Division
2017	1,371,587	1.91 to 2.00	2,706,462	1.29	0.25 to 0.55	8.44 to 8.76
2016	1,403,920	1.76 to 1.84	2,547,711	1.73	0.25 to 0.55	3.12 to 3.43
2015	1,555,870	1.71 to 1.78	2,728,621	1.78	0.25 to 0.55	2.44 to 2.75
2014	1,630,572	1.66 to 1.73	2,783,566	0.71	0.25 to 0.55	3.83 to 4.14
2013	1,725,154	1.60 to 1.66	2,828,631	1.39	0.25 to 0.55	17.19 to 17.54

MML Small Cap Equity Division
2017	3,725,486	3.43 to 4.00	14,430,797	0.84	0.25 to 0.55	13.74 to 14.08
2016	3,862,353	3.00 to 3.51	13,153,626	1.08	0.25 to 0.55	17.57 to 17.92
2015	3,921,139	2.55 to 2.99	11,356,244	0.84	0.25 to 0.55	(6.15) to (5.87)
2014	4,192,795	2.71 to 3.18	12,911,044	0.97	0.25 to 0.55	11.54 to 11.88
2013	4,494,689	2.42 to 2.85	12,371,880	1.02	0.25 to 0.55	40.25 to 40.67

MML Small Cap Growth Equity Division
2017	2,118,852	2.61 to 3.45	5,646,580	-	0.25 to 0.55	22.14 to 22.51
2016	2,194,947	2.14 to 2.81	4,783,228	-	0.25 to 0.55	12.13 to 12.46
2015	2,417,550	1.91 to 2.50	4,700,930	-	0.25 to 0.55	(5.62) to (5.34)
2014	2,510,217	2.02 to 2.64	5,165,106	-	0.25 to 0.55	5.32 to 5.64
2013	2,653,957	1.92 to 2.50	5,183,515	-	0.25 to 0.55	47.70 to 48.14

MML U.S. Government Money Market Division
2017	5,901,033	1.22 to 1.33	7,306,633	0.36	0.25 to 0.55	(0.19) to 0.11
2016	5,841,622	1.23 to 1.33	7,246,043	-	0.25 to 0.55	(0.44) to (0.14)
2015	7,387,638	1.23 to 1.33	9,166,942	-	0.25 to 0.55	(0.55) to (0.24)
2014	11,970,404	1.24 to 1.34	14,878,480	-	0.25 to 0.55	(0.55) to (0.25)
2013	6,641,568	1.25 to 1.34	8,327,555	-	0.25 to 0.55	(0.55) to (0.25)

Oppenheimer Capital Appreciation Division
2017	15,787,312	2.66 to 3.10	39,588,332	0.24	0.25 to 0.55	26.14 to 26.52
2016	16,852,255	2.11 to 2.45	33,526,156	0.41	0.25 to 0.55	(2.74) to (2.45)
2015	17,593,427	2.17 to 2.51	36,007,160	0.09	0.25 to 0.55	2.98 to 3.29
2014	18,777,786	2.10 to 2.43	37,306,451	0.44	0.25 to 0.55	14.78 to 15.12
2013	19,663,522	1.83 to 2.11	34,176,820	1.00	0.25 to 0.55	29.03 to 29.42

Oppenheimer Discovery Mid Cap Growth Division
2017	18,977,862	2.70 to 2.80	45,582,799	0.03	0.25 to 0.55	28.09 to 28.47
2016	19,732,778	2.11 to 2.18	37,058,955	-	0.25 to 0.55	1.77 to 2.08
2015	20,558,796	2.07 to 2.13	37,900,756	-	0.25 to 0.55	6.02 to 6.34
2014	21,420,937	1.96 to 2.00	37,285,720	-	0.25 to 0.55	5.20 to 5.52
2013	22,401,570	1.86 to 1.90	37,239,822	0.01	0.25 to 0.55	35.24 to 35.64

Oppenheimer Global Division
2017	11,197,353	4.95 to 5.36	51,554,867	0.92	0.25 to 0.55	35.92 to 36.32
2016	11,815,134	3.64 to 3.93	40,042,294	1.06	0.25 to 0.55	(0.47) to (0.17)
2015	12,376,965	3.66 to 3.94	42,129,512	1.30	0.25 to 0.55	3.37 to 3.68
2014	12,960,023	3.54 to 3.80	42,607,422	1.11	0.25 to 0.55	1.73 to 2.04
2013	13,926,965	3.48 to 3.72	45,017,116	1.37	0.25 to 0.55	26.61 to 26.99

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Strategic Income Division
2017	3,637,972	$2.55 to $2.67	$9,372,849	2.25%	0.25% to 0.55%	5.69% to 6.01%
2016	3,925,590	2.41 to 2.52	9,566,158	4.88	0.25 to 0.55	5.95 to 6.27
2015	3,948,883	2.28 to 2.37	9,070,995	5.78	0.25 to 0.55	(2.80) to (2.50)
2014	4,099,095	2.34 to 2.43	9,674,253	4.25	0.25 to 0.55	2.27 to 2.58
2013	4,364,545	2.29 to 2.37	10,064,067	5.13	0.25 to 0.55	(0.68) to (0.38)

Oppenheimer International Equity Sub-Account
2017	-	4.18	-	-	0.90	25.16
2016	-	3.34	-	-	0.90	(3.03)
2015	-	3.44	-	-	0.90	2.55
2014	-	3.35	-	-	0.90	(8.05)
2013	-	3.65	-	0.48	0.90	24.74

Oppenheimer International Growth Division
2017	1,802,532	2.54 to 2.67	4,678,453	1.30	0.25 to 0.55	25.60 to 25.98
2016	2,522,651	2.02 to 2.12	5,228,615	1.10	0.25 to 0.55	(2.65) to (2.36)
2015	2,612,512	2.08 to 2.17	5,551,342	1.18	0.25 to 0.55	2.87 to 3.17
2014	2,710,551	2.02 to 2.10	5,594,497	1.19	0.25 to 0.55	(7.73) to (7.45)
2013	2,834,684	2.19 to 2.27	6,330,124	1.33	0.25 to 0.55	25.18 to 25.55

Oppenheimer Main Street Division
2017	5,768,583	2.75 to 3.31	13,089,834	1.25	0.25 to 0.90	15.83 to 16.62
2016	6,018,499	2.36 to 2.86	11,725,690	1.12	0.25 to 0.90	10.85 to 11.34
2015	6,526,801	2.12 to 2.58	11,455,601	0.93	0.25 to 0.90	2.22 to 3.07
2014	6,956,873	2.06 to 2.52	11,868,350	0.83	0.25 to 0.90	9.71 to 10.43
2013	7,262,659	1.86 to 2.30	11,241,440	1.11	0.25 to 0.90	30.59 to 31.44

Oppenheimer Total Return Bond Division
2017	2,082,608	1.41 to 1.49	3,171,901	2.24	0.25 to 0.55	4.01 to 4.32
2016	2,508,549	1.35 to 1.43	3,689,194	3.53	0.25 to 0.55	2.71 to 3.01
2015	2,251,349	1.31 to 1.40	3,209,007	3.96	0.25 to 0.55	0.41 to 0.71
2014	2,443,200	1.30 to 1.39	3,457,372	5.24	0.25 to 0.55	6.68 to 7.00
2013	2,501,658	1.21 to 1.30	3,314,986	5.49	0.25 to 0.55	(0.65) to (0.35)

T. Rowe Price Blue Chip Growth Division
2017	1,140,081	4.26 to 4.45	4,944,349	-	0.25 to 0.55	35.42 to 35.83
2016	1,248,833	3.14 to 3.27	3,998,270	-	0.25 to 0.55	0.23 to 0.53
2015	1,155,080	3.14 to 3.26	3,672,801	-	0.25 to 0.55	10.44 to 10.77
2014	1,277,395	2.84 to 2.94	3,674,637	-	0.25 to 0.55	8.57 to 8.89
2013	1,773,760	2.61 to 2.70	4,674,585	0.03	0.25 to 0.55	40.38 to 40.80

T. Rowe Price Equity Income Division
2017	2,002,805	3.20 to 3.35	6,496,987	1.75	0.25 to 0.55	15.39 to 15.73
2016	2,185,326	2.78 to 2.89	6,141,257	2.33	0.25 to 0.55	18.52 to 18.87
2015	2,325,162	2.34 to 2.43	5,508,581	1.80	0.25 to 0.55	(7.36) to (7.09)
2014	2,595,933	2.53 to 2.62	6,642,274	1.72	0.25 to 0.55	6.79 to 7.11
2013	3,344,090	2.37 to 2.45	7,992,848	1.53	0.25 to 0.55	29.01 to 29.40

T. Rowe Price Mid-Cap Growth Division
2017	9,124,288	6.16 to 6.75	54,538,910	-	0.25 to 0.55	24.09 to 24.46
2016	9,568,957	4.96 to 5.42	46,087,325	-	0.25 to 0.55	5.68 to 5.99
2015	10,284,325	4.70 to 5.12	46,733,013	-	0.25 to 0.55	5.98 to 6.30
2014	10,962,342	4.43 to 4.81	46,954,832	-	0.25 to 0.55	12.50 to 12.83
2013	11,903,629	3.94 to 4.27	45,410,851	-	0.25 to 0.55	35.94 to 36.35

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Templeton Foreign VIP Division
2017	2,504,727	$1.85 to $2.08	$4,750,560	2.51%	0.25% to 0.55%	16.05% to 16.40%
2016	2,774,863	1.60 to 1.78	4,528,492	2.00	0.25 to 0.55	6.59 to 6.91
2015	3,441,500	1.50 to 1.67	5,279,392	3.18	0.25 to 0.55	(7.01) to (6.73)
2014	3,818,217	1.61 to 1.79	6,297,333	1.90	0.25 to 0.55	(11.62) to (11.35)
2013	4,259,960	1.82 to 2.02	7,920,401	2.32	0.25 to 0.55	22.30 to 22.66

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

B.	The separate account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	Effective annual rate of 0.25% of the policy’s average daily net assets in the Separate Account
This charge is assessed through a reduction in unit values.
Administrative Charge	$5 to $12 per month
This charge is assessed through a redemption of units.
Mortality and Expense Risk Charge	Effective annual rate of 0.25% to 0.65% of the policy’s average daily net assets in the Separate Account
These charges are assessed through a reduction in unit values.
Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount
This charge is assessed through a redemption of units.
Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.
Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.
Loan Interest Rate Expense Charge	Effective annual rate of 0.25% to 1.50% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through the redemption of units.

A. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.32 per $100 of specified benefit amount $0.00 to $0.09318 per $1,000 of insurance risk

B. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

C. Other Insured	$0.03 to $25.01 per $1,000 of insurance risk

D. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions

E. Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk

F. Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk $0.00 to $0.04 per $1,000 of face amount

G. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 5, 2018, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2017 and 2016 and

for the years ended December 31, 2017, 2016 and 2015

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of operations, changes in shareholder’s equity, and cash flows for the three-year period ended December 31, 2017, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the three-year period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the three-year period ended December 31, 2017, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

/s/ KPMG LLP

February 21, 2018

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2017	2016

	($ In Millions)

Assets:
Bonds	$4,122	$4,077
Preferred stocks	27	25
Common stock – subsidiary and affiliates	313	309
Common stocks – unaffiliated	5	3
Mortgage loans	937	967
Policy loans	148	144
Partnerships and limited liability companies	186	200
Derivatives	396	509
Cash, cash equivalents and short-term investments	304	161
Other invested assets	219	208

Total invested assets	6,657	6,603
Investment income due and accrued	101	95
Federal income taxes	-	3
Deferred income taxes	26	42
Other than invested assets	(5)	1

Total assets excluding separate accounts	6,779	6,744
Separate account assets	1,878	1,718

Total assets	$8,657	$8,462

Liabilities:
Policyholders’ reserves	$4,001	$4,030
Liabilities for deposit-type contracts	83	79
Contract claims and other benefits	13	17
Transfers due from separate accounts	(6)	(6)
Payable to parent	35	20
Federal income taxes	8	-
Asset valuation reserve	96	81
Repurchase agreements	232	237
Collateral	68	86
Derivatives	465	501
Other liabilities	211	152

Total liabilities excluding separate accounts	5,206	5,197
Separate account liabilities	1,878	1,718

Total liabilities	7,084	6,915

Shareholder’s equity:
Common stock, $200 par value 50,000 shares authorized, 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	1,120	1,094

Total shareholder’s equity	1,573	1,547

Total liabilities and shareholder’s equity	$8,657	$8,462

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Revenue:
Premium income	$285	$(79)	$296
Net investment income	307	312	336
Fees and other income	75	146	62

Total revenue	667	379	694

Benefits and expenses:
Policyholders’ benefits	596	678	674
Change in policyholders’ reserves	(148)	(509)	(198)
General insurance expenses	64	47	26
Commissions	34	64	22
State taxes, licenses and fees	10	9	9

Total benefits and expenses	556	289	533

Net gain from operations before federal income taxes	111	90	161
Federal income tax expense	32	23	38

Net gain from operations	79	67	123
Net realized capital gains (losses)	(12)	(5)	(5)

Net income	$67	$62	$118

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Shareholder’s equity, beginning of year	$1,547	$1,396	$1,305

Increase (decrease) due to:
Net income	67	62	118
Change in net unrealized capital gains (losses), net of tax	(43)	47	7
Change in net unrealized foreign exchange capital gains (losses), net of tax	37	(24)	(13)
Change in other net deferred income taxes	(52)	9	18
Change in nonadmitted assets	43	(16)	(35)
Change in asset valuation reserve	(15)	(4)	2
Prior period adjustments	(3)	(2)	(2)
Other	(8)	79	(4)

Net increase	26	151	91

Shareholder’s equity, end of year	$1,573	$1,547	$1,396

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2017	2016	2015

	($ In Millions)

Cash from operations:
Premium collected net of reinsurance	$292	$(84)	$289
Net investment income	289	304	318
Miscellaneous income	62	155	60
Benefit payments	(598)	(601)	(670)
Net transfers from separate accounts	120	102	100
Commissions and other expenses	(107)	(99)	(58)
Federal and foreign income taxes paid	(27)	(36)	(64)

Net cash from operations	31	(259)	(25)

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,155	882	708
Preferred and common stocks – unaffiliated	6	15	5
Mortgage loans	131	133	164
Real estate	-	-	25
Partnerships	59	53	52
Derivatives	36	16	3
Other	(2)	(12)	(12)

Total investment proceeds	1,385	1,087	945

Cost of investments acquired:
Bonds	(1,155)	(780)	(611)
Preferred and common stocks – unaffiliated	(3)	(9)	(3)
Mortgage loans	(97)	(123)	(210)
Partnerships	(35)	(38)	(67)
Derivatives	(1)	1	-
Other	-	(4)	(3)

Total investments acquired	(1,291)	(953)	(894)
Net (increase) decrease in policy loans	(4)	10	(7)

Net cash from investing activities	90	144	44

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	2	12	9
Change in repurchase and reverse repurchase agreements	(5)	(3)	-
Change in collateral	(17)	(38)	68
Other cash provided (used)	42	(9)	13

Net cash from financing and miscellaneous sources	22	(38)	90

Net change in cash, cash equivalents and short-term investments	143	(153)	109
Cash, cash equivalents and short-term investments, beginning of year	161	314	205

Cash, cash equivalents and short-term investments, end of year	$304	$161	$314

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. MassMutual and its subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Direct to Consumer (DTC), Institutional Solutions (IS) and Workplace Solutions distribution channels.

MMFA is a sales force that includes financial advisors that operate in the U.S. MMFA sells individual life and individual annuities. The Company’s DTC distribution channel sells individual life primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group life through insurance benefit advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity; (b) certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method; (c) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation; (f) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (g) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against shareholder’s equity, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (h) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (i) liabilities for policyholder reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded; (j) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (k) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

revenue, whereas U.S. GAAP reports these gains and losses as revenue; (l) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (m) payments received for universal and variable life insurance products and certain variable and fixed deferred annuities are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (n) certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (o) Statutory Statements of Changes in Shareholder’s Equity includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in asset valuation reserve and prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

e.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2017 and 2016. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

h.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

i.	Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in shareholder’s equity. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

k.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

l.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance recoverables and other receivables.

m.	Separate accounts

Separate and sub-accounts accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company only has separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

n.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and LLCs for which qualifying audits are not performed, advances and prepayments, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against shareholder’s equity.

o.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

p.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the 1980 or the 2001 Commissioners’ Standard Ordinary mortality table with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity (FIA) product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity and fixed annuity products offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock or bond market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual fixed deferred annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

q.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

r.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

s.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

t.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Shareholder’s Equity.

u.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

w.	Other liabilities

Other liabilities primarily consist of interest due on derivatives, the IMR, affiliated payables and remittances and items not allocated.

x.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

y.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in shareholder’s equity net of tax.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2016, the NAIC adopted substantive revisions to the Statements of Statutory Accounting Principles (SSAP) No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company plans to adopt these revisions to SSAP No. 51 using the 3-year phased in approach by no later than January 1, 2020. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company will be required to hold the higher of (a) the reserve using prescribed factors or (b) the PBR reserve, which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The Company is currently assessing the impact of these modifications on the Company’s financial statements.

In August 2016, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, which were effective January 1, 2017. These modifications clarified that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. These modifications were made to accommodate PBR which became effective January 1, 2017. These modifications are not expected to have an impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In December 2016, the NAIC adopted modifications to SSAP No. 35R, Guaranty Fund and Other Assessments, which became effective March 16, 2017. The modification allows insurers to consider expected renewals of short-term health contracts in determining the assets recognized from accrued guaranty fund liability assessments from insolvencies of entities that write long term care. Also, in August 2017, the NAIC made an additional modification to SSAP No. 35R to require discounting guaranty fund assessments and the related recoverable tax credit in excess of one year to payment or recovery at the whole life discount rate in effect as of the reporting date. The Company has adopted these modifications, which did not have a significant impact on its financial statements.

In April 2017, the NAIC adopted modifications to SSAP No. 26R, Bonds, which was effective December 31, 2017. These modifications are part of an ongoing investment classification project. These modifications (a) provide a definition of a security, (b) update the description of bonds included in scope of the guidance, (c) require fair value accounting for certain Securities Valuation Office (SVO) identified investments, such as bond exchange traded funds, unless a systematic value has been elected, and (d) clarify the scope of the standard to specifically include bank loans acquired through organization, participation, syndication or assignment. The adoption of these modifications did not have an impact on the Company’s financial statements in 2017.

In June 2017, the NAIC adopted modifications to SSAP No. 30, Unaffiliated Common Stock, SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities as they relate to ASU 2016-07, Simplifying the Transition to the Equity Method of Accounting which were effective January 1, 2017. These modifications included the definition of control and provided guidance as to when an investment qualified (or no longer qualifies) for the equity method of accounting. These modifications further specified that when the level of investment in a subsidiary, controlled or affiliated (SCA) entity fell below the level of control, defined as the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the investee in SSAP No. 97, the reporting entity should discontinue the use of the equity method of accounting. When an entity becomes qualified to use the equity method of accounting, the entity should add the cost of acquiring the additional interest in the investee to the current basis of the previously held interest and apply the equity method of accounting, prospectively. The Company has adopted these modifications.

In June 2017, the NAIC adopted modifications to SSAP No. 37, Mortgage Loans, which became effective June 8, 2017. These modifications clarify that a reporting entity providing a mortgage loan as a “participant in a mortgage loan agreement”, should consider the mortgage loan in the scope of SSAP No. 37. Specifically, in addition to mortgage loans directly originated, a mortgage loan also includes mortgages acquired through assignment, syndication or participation. These modifications also clarify the impairment assessment and incorporate new disclosures for these types of mortgage loans to identify mortgage loans in which the insurer is a participant or co-lender. These modifications did not have a financial impact on the Company. The Company has added the additional disclosures to the Company’s financial statements.

b.	Future adoption of new accounting standards

In January 2017, the NAIC adopted modifications to SSAP No. 86, Derivatives, which will be effective January 1, 2018. The modifications maintain gross reporting of derivative variation margin as a separate unit of account, rather than characterizing as legal settlement with mark-to-market changes recorded in surplus. Regarding exchange traded futures, these modifications further clarify that variation margin and mark-to-market changes should be recorded in the same manner as all other derivative instruments. The Company will record mark-to-market gains and losses from exchange traded futures as unrealized gains or losses instead of realized gains or losses and gross up the derivatives and collateral line items on its financial statements. The modifications will not impact total surplus and the Company anticipates an immaterial impact on its financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In April 2017, the NAIC adopted modifications to SSAP No. 69, Statement of Cash Flow: Classification of Certain Cash Receipts and Cash Payments, to adopt ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments, in its entirety, which will be effective January 1, 2018 on a retrospective basis. In June 2017, the NAIC adopted additional modifications to SSAP No. 69 to incorporate portions of ASU No. 2016-18, Restricted Cash, which will be effective December 31, 2019 with early adoption permitted. The initial modifications address the classification and disclosure of certain items within the statements of cash flows. Upon adoption, proceeds from the settlement of corporate owned life insurance policies owned by the Company will be classified as investing activities instead of operating activities. Additionally, the Company will apply the nature of distribution approach to SCA equity method investments and the cumulative earnings approach to all other equity method investments in determining whether distributions received from equity method investees are returns on investment, recorded as operating activities, or returns of investment, recorded as investing activities. Effective January 1, 2018, the Company will early adopt on a retrospective basis, the second modification that adds restricted cash, cash equivalents and short-term investments to the existing statutory disclosure requirements in SSAP No.1, Accounting Policies, Risks & Uncertainties and Other Disclosures. Although the adoption of these modifications will require reclassification between investing and operating cash flows, they will not have a material impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2017
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$274	$281	$-	$281	$-
All other governments	1	1	-	1	-
States, territories and possessions	29	32	-	32	-
Political subdivisions	16	18	-	18	-
Special revenue	120	135	-	135	-
Industrial and miscellaneous	3,412	3,602	-	1,784	1,818
Parent, subsidiaries and affiliates	270	278	-	67	211
Preferred stocks	27	28	19	-	9
Common stock - subsidiary and affiliates	18	18	18	-	-
Common stock - unaffiliated	5	5	2	-	3
Mortgage loans - commercial	806	829	-	-	829
Mortgage loans - residential	131	127	-	-	127
Derivatives:
Interest rate swaps	357	357	-	357	-
Options	20	20	-	20	-
Currency swaps	19	19	-	19	-
Cash, cash equivalents and short-term investments	304	304	12	292	-
Separate account assets	1,878	1,878	1,878	-	-
Financial liabilities:
Repurchase agreements	232	232	-	232	-
Individual annuity contracts	3,039	3,890	-	-	3,890
Supplementary contracts	68	69	-	-	69
Derivatives:
Interest rate swaps	440	440	-	440	-
Currency swaps	21	21	-	21	-
Forward contracts	4	4	-	4	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $295 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$272	$287	$-	$287	$-
All other governments	1	1	-	1	-
States, territories and possessions	33	36	-	36	-
Political subdivisions	15	16	-	16	-
Special revenue	126	138	-	138	-
Industrial and miscellaneous	3,361	3,495	-	1,850	1,645
Parent, subsidiaries and affiliates	269	275	-	35	240
Preferred stocks	25	25	16	-	9
Common stock - subsidiary and affiliates	21	21	21	-	-
Common stock - unaffiliated	3	3	-	-	3
Mortgage loans - commercial	816	839	-	-	839
Mortgage loans - residential	151	147	-	-	147
Derivatives:
Interest rate swaps	426	426	-	426	-
Options	26	26	-	26	-
Currency swaps	54	54	-	54	-
Forward contracts	3	3	-	3	-
Cash, cash equivalents and short-term investments	161	161	12	149	-
Separate account assets	1,718	1,718	1,718	-	-
Financial liabilities:
Repurchase agreements	237	237	-	237	-
Individual annuity contracts	3,089	3,636	-	-	3,636
Supplementary contracts	65	66	-	-	66
Derivatives:
Interest rate swaps	498	498	-	498	-
Currency swaps	1	1	-	1	-
Forward contracts	2	2	-	2	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $288 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2017

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
Special revenue	$-	$1	$-	$1
Industrial and miscellaneous	-	-	2	2
Parent, subsidiaries and affiliates	-	-	7	7
Common stock - subsidiary and affiliates	18	-	-	18
Common stock - unaffiliated	2	-	3	5
Derivatives:
Interest rate swaps	-	357	-	357
Options	-	20	-	20
Currency swaps	-	19	-	19
Separate account assets	1,878	-	-	1,878

Total financial assets carried at fair value	$1,898	$397	$12	$2,307

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$440	$-	$440
Currency swaps	-	21	-	21
Forward contracts	-	4	-	4

Total financial liabilities carried at fair value	$-	$465	$-	$465

For the year ended December 31, 2017, there were no significant transfers between Level 1 and Level 2.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$1	$1
Parent, subsidiaries and affiliates	-	1	6	7
Preferred stocks NAIC 4-6	1	-	-	1
Common stock - subsidiary and affiliates	21	-	-	21
Common stock - unaffiliated	1	-	2	3
Derivatives:
Interest rate swaps	-	426	-	426
Options	-	26	-	26
Currency swaps	-	54	-	54
Forward contracts	-	3	-	3
Separate account assets	1,718	-	-	1,718

Total financial assets carried at fair value	$1,741	$510	$9	$2,260

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$498	$-	$498
Currency swaps	-	1	-	1
Forward contracts	-	2	-	2

Total financial liabilities carried at fair value	$-	$501	$-	$501

For the year ended December 31, 2016, there were no significant transfers between Level 1 and Level 2.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Balance as of 1/1/17	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	In	Transfers Out	Other	Balance as of 12/31/17

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$1	$-	$-	$-	$-	$-	$(1)	$-	$-	$2	$2
Parent, subsidiaries, and affiliates	6	-	1	-	-	-	-	-	-	-	7
Common stocks - subsidiaries
Common stocks - unaffiliated	2	-	1	-	-	-	-	-	-	-	3

Total financial assets	$9	$-	$2	$-	$-	$-	$(1)	$-	$-	$2	$12

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Balance as of 1/1/16	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	In	Transfers Out	Other	Balance as of 12/31/16

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$(1)	$-	$1	$-	$-	$-	$-	$1	$1
Parent, subsidiaries, and affiliates	5	-	1	1	-	-	(1)	-	-	-	6
Common stocks - subsidiaries
Common stocks - unaffiliated	2	-	-	-	-	-	-	-	-	-	2

Total financial assets	$7	$-	$-	$1	$1	$-	$(1)	$-	$-	$1	$9

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2017

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$274	$7	$-	$281
All other governments	1	-	-	1
States, territories and possessions	29	3	-	32
Political subdivisions	16	2	-	18
Special revenue	120	15	-	135
Industrial and miscellaneous	3,412	203	13	3,602
Parent, subsidiaries and affiliates	270	10	2	278

Total	$4,122	$240	$15	$4,347

The December 31, 2017 gross unrealized losses exclude less than $1 million of losses included in the carrying value of NAIC Class 6 bonds and RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$272	$ 15	$ -	$287
All other governments	1	-	-	1
States, territories and possessions	33	3	-	36
Political subdivisions	15	1	-	16
Special revenue	126	12	-	138
Industrial and miscellaneous	3,361	168	34	3,495
Parent, subsidiaries and affiliates	269	8	2	275

Total	$4,077	$ 207	$ 36	$4,248

The December 31, 2016 gross unrealized losses exclude $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2017		2016

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$1,978	48%	$2,039	50%
2	Baa	1,510	37	1,523	37
3	Ba	259	6	224	5
4	B	248	6	191	5
5	Caa and lower	100	2	76	2
6	In or near default	27	1	24	1

	Total	$4,122	100%	$4,077	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31,
	2017				2016

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$ 43	100%	$ 95	98%	$ 52	100%	$ 87	100%
6	-	-	2	2	-	-	-	-

	$ 43	100%	$ 97	100%	$ 52	100%	$ 87	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2017 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$54	$55
Due after one year through five years	1,165	1,196
Due after five years through ten years	1,186	1,226
Due after ten years	1,717	1,870

Total	$4,122	$4,347

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Proceeds from sales	$340	$297	$189
Gross realized capital gains from sales	7	12	10
Gross realized capital losses from sales	(11)	(4)	(4)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2017

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$265	$ 4	230	$216	$ 9	218
Parent, subsidiaries and affiliates	184	2	2	11	-	4

Total	$449	$ 6	232	$227	$ 9	222

The December 31, 2017 gross unrealized losses include less than $1 million of losses included in the carrying value of NAIC Class 6 bonds and RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous.

	December 31, 2016

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$558	$ 17	429	$389	$ 19	374
Parent, subsidiaries and affiliates	213	1	3	37	1	17

Total	$771	$ 18	432	$426	$ 20	391

The December 31, 2016 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2017 and 2016, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2017, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $124 million. Securities in an unrealized loss position for less than 12 months had a fair value of $49 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $75 million and unrealized losses of $2 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2016, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $340 million. Securities in an unrealized loss position for less than 12 months had a fair value of $106 million and unrealized losses of $3 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $234 million and unrealized losses of $5 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

NAIC Designation 3 or below for the years ended December 31, 2017 or 2016, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $3 million as of December 31, 2017 and 2016.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2017, RMBS had a total carrying value of $58 million and a fair value of $65 million, of which approximately 35%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $30 million and a fair value of $35 million. As of December 31, 2016, RMBS had a total carrying value of $71 million and a fair value of $81 million, of which approximately 33%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $38 million and a fair value of $43 million.

During the year ended December 31, 2017, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2017, total leveraged loans and leveraged loan CDOs had a carrying value of $671 million and a fair value of $683 million, of which approximately 78%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2016, total leveraged loans and leveraged loan CDOs had a carrying value of $650 million and a fair value of $657 million, of which approximately 86%, based on carrying value, were domestic leveraged loans and CDOs.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $97 million and fair value of $98 million as of December 31, 2017 and a carrying value of $94 million and fair value of $96 million as of December 31, 2016.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,

	2017	2016

	(In Millions)

Carrying value	$27	$25
Gross unrealized gains	1	1
Gross unrealized losses	-	(1)

Fair value	$28	$25

As of December 31, 2017, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $6 million in thirteen issuers, $2 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2016, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $13 million in 20 issuers, all of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2017 or 2016.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $7 million as of December 31, 2017 and 2016.

c.	Common stock - subsidiary and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. The Company did not receive a dividend from MML Bay State in 2017, 2016 or 2015. A majority of MML Bay State’s shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $30 million of shareholder’s equity is available for distribution to the shareholder in 2018 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2017 or 2016.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is certain statutory financial information for MML Bay State:

	As of and for Years Ended December 31,
	2017	2016	2015

	(In Millions)

Total revenue	$24	$153	$97
Net income	15	20	21
Assets	4,961	4,814	4,700
Liabilities	4,666	4,526	4,469
Equity	295	288	231

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2017	2016

	(In Millions)

Adjusted cost basis	$3	$2
Gross unrealized gains	2	1

Carrying value	$5	$3

As of December 31, 2017, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $2 million from seven issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2016, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million in 18 issuers. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2017 or 2016.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $3 million as of December 31, 2017 and $1 million as of December 31, 2016.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2017 and 2016, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2017 or 2016.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2017		2016

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$ 803	$826	$ 813	$ 836
Mezzanine loans	3	3	3	3

Total commercial mortgage loans	806	829	816	839

Residential mortgage loans:
FHA insured and VA guaranteed	130	126	149	145
Other residential loans	1	1	2	2

Total residential mortgage loans	131	127	151	147

Total mortgage loans	$ 937	$956	$ 967	$ 986

As of December 31, 2017, scheduled commercial mortgage loan maturities were as follows (in millions):

2018	$16
2019	21
2020	56
2021	31
2022	20
Thereafter	662

Commercial mortgage loans	806
Residential mortgage loans	131

Total	$937

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2017

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$447	$324	$16	$16	$-	$803
Mezzanine loans	-	-	3	-	-	3

Total commercial mortgage loans	447	324	19	16	-	806

Residential mortgage loans:
FHA insured and VA guaranteed	130	-	-	-	-	130
Other residential loans	1	-	-	-	-	1

Total residential mortgage loans	131	-	-	-	-	131

Total mortgage loans	$578	$324	$19	$16	$-	$937

	December 31, 2016

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$436	$340	$27	$8	$2	$813
Mezzanine loans	-	-	3	-	-	3

Total commercial mortgage loans	436	340	30	8	2	816

Residential mortgage loans:
FHA insured and VA guaranteed	149	-	-	-	-	149
Other residential loans	2	-	-	-	-	2

Total residential mortgage loans	151	-	-	-	-	151

Total mortgage loans	$587	$340	$30	$8	$2	$967

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2017

	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$271	$-	$-	$271	34%
Apartments	211	-	-	211	26
Industrial and other	124	-	-	124	15
Hotels	111	-	-	111	14
Retail	85	4	-	89	11

Total	$802	$4	$-	$806	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total

	($ In Millions)

Office	$297	$-	$2	$299	37%
Apartments	196	-	-	196	24
Hotels	121	-	-	121	15
Industrial and other	110	-	-	110	13
Retail	88	2	-	90	11

Total	$812	$2	$2	$816	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79.3% as of December 31, 2017 and 2016. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 43.4% as of December 31, 2017 and 60.3% as of December 31, 2016.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2017

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$222	50%
New York	88	50%
Illinois	82	45%
Texas	53	57%
District of Columbia	49	50%
United Kingdom	46	47%
Washington	43	47%
All other	223	53%

Total commercial mortgage loans	$806	50%

All other consists of 23 jurisdictions, with no individual exposure exceeding $23 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$267	51%
New York	90	50%
Illinois	83	46%
Texas	50	56%
United Kingdom	44	51%
District of Columbia	36	46%
Washington	31	46%
All other	215	54%

Total commercial mortgage loans	$816	51%

All other consists of 22 jurisdictions, with no individual exposure exceeding $22 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

December 31,
	2017			2016
	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.1%	9.8%	4.2%	3.1%	8.6%	4.3%
Residential mortgage loans	2.8%	9.8%	5.0%	2.5%	9.7%	5.1%
Mezzanine mortgage loans	12.0%	12.0%	12.0%	11.1%	12.0%	11.5%

Interest rates, including fixed and variable, on new mortgage loans were:

Years Ended December 31,
	2017			2016
	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.4%	9.8%	4.1%	3.2%	6.0%	4.0%
Residential mortgage loans	3.6%	4.6%	4.0%	4.3%	4.4%	4.3%

As of December 31, 2017, the Company had no impaired mortgage loans with or without a valuation allowance, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$2	$2	$3	$-	$-

With no allowance recorded:
Commercial mortgage loans:
Primary lender	1	2	2	-	-
Total impaired commercial mortgage loans	$3	$4	$5	$-	$-

The Company held $3 million of impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2016.

As of December 31, 2015, the Company had no impaired mortgage loans with or without a valuation allowance, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction.

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2017	2016	2015

	Primary Lender

	(In Millions)

Beginning balance	$-	$-	$-
Additions	-	(1)	-
Write-downs	-	1	-

Ending balance	$-	$-	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2017 or 2016. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $806 million as of December 31, 2017 and $816 million as of December 31, 2016.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,
	2017	2016

	(In Millions)

Joint venture interests:
Real estate	$73	$79
Common stocks	87	99
Fixed maturities/preferred stock	8	8
Other	4	2
Surplus notes	12	10
LIHTCs	2	2

Total	$186	$200

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of less than $1 million for 2017 and 2016. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 1.8% for future benefits of two years to 2.4% for future benefits of ten or more years, and compares the result to its current carry value. The Tax Cuts and Jobs Act, enacted into law on December 22, 2017, reduced the statutory federal tax rate from 35% to 21%, effective January 1, 2018. Due to this law change, impairments of less than $1 million to LIHTC investments were recorded for the year ended December 31, 2017. There were no impairments for the year ended December 31, 2016.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2017 or December 31, 2016, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2017 or 2016.

g.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $60 million as of December 31, 2017 and $63 million as of December 31, 2016. These notional amounts included no replicated asset transaction values as of December 31, 2017 and 2016, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps and equity options, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for FIA and variable annuity guaranteed living benefits.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $120 million as of December 31, 2017 and $38 million as of December 31, 2016. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral was $5 million as of December 31, 2017 and $14 million as of December 31, 2016. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $14 million as of December 31, 2017 and $19 million as of December 31, 2016.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2017

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$357	$7,668	$440	$4,397
Options	20	209	-	26
Currency swaps	19	230	21	256
Other	-	498	4	247

Total	$396	$8,605	$465	$4,926

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$426	$ 7,534	$ 498	$ 5,858
Options	26	221	-	-
Currency swaps	54	395	1	30
Other	3	574	2	132

Total	$509	$ 8,724	$ 501	$ 6,020

The average fair value of outstanding derivative assets was $462 million for the year ended December 31, 2017 and $815 million for the year ended December 31, 2016. The average fair value of outstanding derivative liabilities was $487 million for the year ended December 31, 2017 and $742 million for the year ended December 31, 2016.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2017	2016

	(In Millions)

Due in one year or less	$-	$7
Due after one year through five years	1	1

Total	$1	$8

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2017	2016

	(In Millions)

Open interest rate swaps in a fixed pay position	$5,811	$6,482
Open interest rate swaps in a fixed receive position	6,254	6,910

Total interest rate swaps	$12,065	$13,392

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2017

	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts

	(In Millions)

Interest rate swaps	$ (1)	$ (11)
Currency swaps	8	(56)
Options	(3)	(4)
Forward contracts	(8)	(2)
Financial futures	37	-

Total	$ 33	$ (73)

	Year Ended
	December 31, 2016
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts

	(In Millions)

Interest rate swaps	$ (3)	$ (31)
Currency swaps	3	23
Options	(13)	(8)
Forward contracts	13	(3)
Financial futures	3	-

Total	$ 3	$ (19)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2015

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (1)	$ (37)
Currency swaps	1	24
Options	(5)	4
Forward contracts	11	(2)
Financial futures	(8)	-

Total	$ (2)	$ (11)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2017			December 31, 2016

	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net

	(In Millions)

Gross	$396	$465	$(69)	$509	$501	$8
Due and accrued	42	97	(55)	51	96	(45)
Gross amounts offset	(425)	(425)	-	(486)	(486)	-

Net asset	13	137	(124)	74	111	(37)
Collateral posted	(70)	(190)	120	(113)	(151)	38

Net	$(57)	$(53)	$(4)	$(39)	$(40)	$1

h.	Repurchase agreements

The Company had repurchase agreements with carrying values of $232 million as of December 31, 2017 and $237 million as of December 31, 2016. As of December 31, 2017, the maturities of these agreements ranged from January 3, 2018 through February 6, 2018 and the interest rates are 1.4%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $234 million as of December 31, 2017 and $241 million as of December 31, 2016.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$193	$206	$206
Preferred stocks	1	2	2
Common stocks - affiliates	1	-	-
Mortgage loans	42	48	47
Policy loans	7	7	7
Partnerships and LLCs	29	13	24
Derivatives	32	35	43
Cash, cash equivalents and short-term investments	3	2	1
Other	2	-	1

Subtotal investment income	310	313	331
Amortization of the IMR	11	13	17
Investment expenses	(14)	(14)	(12)

Net investment income	$307	$312	$336

j.	Net realized capital gains (losses)

Net realized capital gains (losses), which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$(7)	$(1)	$(5)
Preferred stocks	-	1	1
Common stocks - unaffiliated	-	-	2
Mortgage loans	(2)	(2)	-
Real estate	-	-	1
Partnerships and LLCs	(5)	(6)	(5)
Derivatives	33	3	(2)
Other	7	-	12

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	26	(5)	4
Net federal and state tax expense	(7)	(6)	(16)

Net realized capital gains (losses) before deferral to the IMR	19	(11)	(12)
Net after tax (gains) losses deferred to the IMR	(31)	6	7

Net realized capital (losses)	$(12)	$(5)	$(5)

The IMR liability balance was $57 million as of December 31, 2017 and $37 million as of December 31, 2016 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$(4)	$(6)	$(13)
Mortgage loans	-	(1)	-
Partnerships and LLCs	(4)	(5)	(2)

Total OTTI	$(8)	$(12)	$(15)

The Company recognized OTTI of less than $1 million for the year ended December 31, 2017, and $1 million for the years ended December 31, 2016 and 2015, on structured and loan backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $4 million of bond OTTI for the year ended December 31, 2017, less than 1% of the $6 million of bond OTTI for the year ended December 31, 2016, and less than 1% of the $13 million of bond OTTI for the year ended December 31, 2015. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Federal income taxes

On December 22, 2017, the president signed into law H.R. 1/Public Law 115-97, commonly known as the Tax Cuts and Jobs Act (the Act). The Act contains several key provisions that have significant financial statement effects. These provisions required the remeasurement of deferred tax assets and liabilities, and changed the method for computing deductions for life insurance reserves.

The Act required the remeasurement of deferred taxes, as it reduces the corporate tax rate to 21 percent, effective January 1, 2018. Accordingly, the Company remeasured its net admitted deferred taxes as of the enactment date and recognized a decrease in surplus of $17 million in 2017. Of the $17 million net decrease, $52 million was reflected in the change in other deferred income taxes, $2 million was reflected in the change in net unrealized foreign exchange capital gains (losses), $10 million was reflected in the change in net unrealized capital gains (losses), and offset by increases of $47 million reflected in change in nonadmitted assets.

The Act revised the computation of life insurance tax reserves to be the greater of the net surrender value of a contract and 92.81 percent of statutory reserves. The revised reserve computation is effective for taxable years beginning after December 31, 2017. A transition rule requires life insurers to spread the difference between the prior year end reserves computed on the old basis and those computed on the new basis over eight years as either income or a deduction. The Company has recorded an estimated provision for this change by recognizing a net $8 million decrease in its deferred tax asset, offset by a corresponding decrease in its deferred tax liability that will reverse over the eight year transition period. The Company is in the process of modifying its tax reserve systems to incorporate the new method. The Company will update the provisional amount when it completes its system modifications during the measurement period, but no later than December 2018.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2017

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$106	$20	$126
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	106	20	126
DTAs nonadmitted	(55)	(16)	(71)

Subtotal net admitted DTA	51	4	55
Total gross DTLs	(28)	(1)	(29)

Net admitted DTA(L)	$23	$3	$26

	December 31, 2016

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$161	$54	$215
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	161	54	215
DTAs nonadmitted	(87)	(30)	(117)

Subtotal net admitted DTA	74	24	98
Total gross DTLs	(33)	(23)	(56)

Net admitted DTA(L)	$41	$1	$42

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$(55)	$(34)	$(89)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(55)	(34)	(89)
DTAs nonadmitted	32	14	46

Subtotal net admitted DTA	(23)	(20)	(43)
Total gross DTLs	5	22	27

Net admitted DTA(L)	$(18)	$2	$(16)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2017

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$3	$3
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	23	-	23
2. Adjusted gross DTA allowed per limitation threshold	232	-	232

Lesser of lines 1 or 2	23	-	23
Adjusted gross DTAs offset by existing DTLs	28	1	29

Total admitted DTA realized within 3 years	$51	$4	$55

	December 31, 2016

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$41	$1	$42
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	-	-	-
2. Adjusted gross DTA allowed per limitation threshold	224	-	224

Lesser of lines 1 or 2	-	-	-
Adjusted gross DTAs offset by existing DTLs	33	23	56

Total admitted DTA realized within 3 years	$74	$24	$98

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(41)	$2	$(39)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	23	-	23
2. Adjusted gross DTA allowed per limitation threshold	8	-	8

Lesser of lines 1 or 2	23	-	23
Adjusted gross DTAs offset by existing DTLs	(5)	(22)	(27)

Total admitted DTA realized within 3 years	$(23)	$(20)	$(43)

Effective January 1, 2018, the Act eliminates the ability to carryback net operating losses, therefore the amount of adjusted gross DTA admitted based on recoverable federal taxes is limited only to capital DTAs.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2017	2016

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	1,531%	1,404%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,545	$1,495

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2017

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	19%	100%	28%

December 31, 2016

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	- %	100%	4%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	19%	- %	24%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Federal income tax expense on operating earnings	$32	$22	$37
Foreign income tax expense on operating earnings	-	1	1

Total federal and foreign income tax expense on operating earnings	32	23	38
Federal income tax expense on net realized capital gains (losses)	7	7	16

Total federal and foreign income tax expense	$39	$30	$54

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2017	2016	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$32	$35	$(3)
Policy acquisition costs	22	34	(11)
Investment items	13	21	(8)
Unrealized investment losses	17	25	(8)
Nonadmitted assets	1	1	-
Expense items	-	-	-
Other	21	45	(24)

Total ordinary DTAs	106	161	(55)
Nonadmitted DTAs	(55)	(87)	32

Admitted ordinary DTAs	51	74	(23)

Capital
Investment items	18	26	(8)
Unrealized investment losses	2	28	(26)

Total capital DTAs	20	54	(34)
Nonadmitted DTAs	(16)	(30)	14

Admitted capital DTAs	4	24	(20)

Admitted DTAs	55	98	(43)

DTLs:
Ordinary
Investment Items	16	20	(4)
Deferred and uncollected premium	2	4	(2)
Reserve Items	8	-	8
Other	2	9	(7)

Total ordinary DTLs	28	33	(5)

Capital
Unrealized investment gains	1	23	(22)
Investment items	-	-	-

Total capital DTLs	1	23	(22)

Total DTLs	29	56	(27)

Net admitted DTA	$26	$42	$(16)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Net DTA(L)	$(63)	$27	$32
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	11	(18)	(14)

Change in net deferred income taxes	$(52)	$9	$18

The change in net deferred income taxes includes a decrease of $64 million due to the remeasurement of net DTA(L), of which an increase of $12 million is reflected in the change in unrealized gains/(losses).

As of December 31, 2017, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Shareholder’s Equity and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Provision computed at statutory rate of 35%	$48	$30	$58
Investment items	(8)	(11)	(9)
Corporate rate reduction	52	-	-
Tax credits	(1)	(1)	(2)
Change in reserve valuation basis	-	-	-
Nonadmitted assets	(1)	3	(2)
Foreign governmental income taxes	-	1	1
Other	1	(1)	(10)

Total statutory income tax expense	$91	$21	$36

Federal and foreign income tax expense	$39	$30	$54
Change in net deferred income taxes	52	(9)	(18)

Total statutory income tax expense	$91	$21	$36

The Company paid federal income taxes of $27 million in 2017, $36 million in 2016 and $64 million in 2015.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns, that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2017	$4
Gross change related to positions taken in prior years	-
Gross change related to positions taken in current year	1
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2017	$5

Included in the liability for unrecognized tax benefits as of December 31, 2017 are $5 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2017 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognize accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $1 million as of December 31, 2017 and 2016. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for the years 2013 and prior. The IRS commenced its exam of years 2014-2015 in September 2017. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2017 and 2016, the Company did not recognize any protective deposits as admitted assets.

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as net of loading and reinsurance:

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31,
	2017		2016

	Gross	Net	Gross	Net

	(In Millions)

Ordinary renewal	$(15)	$(20)	$(18)	$(25)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2p. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $576 million as of December 31, 2017 and $565 million as of December 31, 2016 for which gross premium was less than net premium.

8.	Policyholders’ liabilities

a.     Policyholders’ reserves

The Company had life insurance in force of $27,416 million as of December 31, 2017 and $32,353 million as of December 31, 2016.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2017				2016

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual annuities	$3,055	3.5%	-	9.0%	$3,104	3.5%	-	9.0%
Individual universal and variable life	860	4.0%	-	4.5%	853	4.0%	-	4.5%
Group life	68	4.0%	-	4.0%	68	4.0%	-	4.0%
Individual life	18	3.5%	-	4.5%	5	3.5%	-	4.5%

Total	$4,001				$4,030

Group life includes corporate-owned life insurance products and individual life includes term insurance.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $83 million as of December 31, 2017 and $79 million as of December 31, 2016 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 0.3% - 3.0% as of December 31, 2017 and 2016.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2016	$6
Incurred guarantee benefits	(3)
Paid guarantee benefits	(1)

Liability as of December 31, 2016	2
Incurred guarantee benefits	1
Paid guarantee benefits	(1)

Liability as of December 31, 2017	$2

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2017 and 2016.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2017			2016

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$1,725	$24	65	$1,631	$29	65

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2017	2016

	(In Millions)

Separate account	$1,342	$1,249
General account	383	382

Total	$1,725	$1,631

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2017	2016

	(In Millions)

Beginning balance	$153	$509
Net liability increase (decrease)	15	(356)

Ending balance	$168	$153

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2017, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $568 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Direct premium	$715	$449	$459
Premium ceded	(430)	(528)	(163)

Total net premium	$285	$(79)	$296

Ceded reinsurance recoveries	$277	$244	$246

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2017	2016

	(In Millions)

Reinsurance reserves ceded	$(2,030)	$(1,827)

Ceded amounts recoverable	69	71

Effective December 31, 2016, the Company entered into a reinsurance agreement with an authorized third-party to reinsure approximately 100% of certain of the Company’s inforce universal life policies. Under the terms of the agreement, the Company gave approximately $284 million of consideration to the reinsurer. The universal life policies are reinsured on a coinsurance basis. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The Company ceded premium of $370 million and policyholders’ reserves of $365 million in the change in policyholders’ reserves in the Statutory Statement of Operations and recorded a $56 million increase in the Statutory Statements of Changes in Shareholder’s Equity in conjunction with this agreement.

As of December 31, 2017, one reinsurer accounted for 25% of the outstanding balance of the unaffiliated reinsurance recoverables and the next largest reinsurer had 24%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2017 are illustrated below:

		Separate	Separate
	General	Account w/	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

	($ In Millions)

Subject to discretionary withdrawal:
With market value adjustment	$14	$-	$-	$14	- %
At book value less current surrender charge of 5% or more	35	-	-	35	-
At fair value	-	-	1,341	1,341	28

Subtotal	49	-	1,341	1,390	28
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,056	-	-	3,056	71
Not subject to discretionary withdrawal	31	-	-	31	1

Total	$3,136	$-	$1,341	$4,477	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2017 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,044
Policyholders’ reserves – GICs	9
Liabilities for deposit-type contracts	83

Subtotal	3,136

Separate Account Annual Statement:
Annuities	1,341

Total	$4,477

b.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2017 is as follows:

Non
Guaranteed

(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2017	$57

Reserves at December 31, 2017:
For accounts with assets at:
Fair value	$1,872

Total	$1,872

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,872

Total	$1,872

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$57	$62	$72
Transfers from separate accounts	(176)	(163)	(171)

Net transfers from separate accounts	$(119)	$(101)	$(99)

11.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $157 million of shareholder’s equity is available for distribution to the shareholder in 2018 without prior regulatory approval. The Company did not pay a dividend to MassMutual in 2017, 2016 or 2015.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2017, 2016 and 2015. Accordingly, the Company has excluded these non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2017, 2016 and 2015.

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bond conversions and refinancing	$37	$21	$12
Other invested assets to stock distribution	-	14	-
Bank loan rollovers	-	-	60
Other	5	3	1

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Political Uncertainties

Political events, such as the ongoing volatility with respect to the European Union, may trigger or exacerbate the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to utilize the mitigating actions described above to attempt to reduce the potential impact of each underlying risk factor on the Company.

b.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss and any related insurance recoveries, if any. An accrual is subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed. The Company is not able to provide a reasonable estimate of the aggregate range of any reasonably possible losses related to these matters.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2017, the Company had the following outstanding commitments:

	2018	2019	2020	2021	2022	Thereafter	Total

	(In Millions)

Private placements	$17	$-	$84	$1	$3	$16	$121
Mortgage loans	6	4	29	1	-	8	48
Partnerships and LLCs	15	10	31	6	17	18	97

Total	$38	$14	$144	$8	$20	$42	$266

14.	Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Fee income:
Recordkeeping and other services	$2	$2	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	77	60	39

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2017 and 2016. The Company reported $35 million as amounts due to subsidiaries and affiliates as of December 31, 2017 and $20 million as of December 31, 2016. Terms generally require settlement of these amounts within 30 to 90 days.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2017 and 2016, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2017 and 2016, the Company approved financing of $246 million. During 2017, MMAF borrowed $104 million and repaid $110 million under the MMAF credit facility. During 2016, MMAF borrowed $96 million and repaid $66 million under the MMAF credit facility. Outstanding borrowings under the facility with the Company were $185 million as of December 31, 2017 and $191 million as of December 31, 2016. Interest for these borrowings was $4 million for the year ended December 31, 2017 and December 31, 2016. The interest rate of this facility adjusts monthly based on 30-day LIBOR.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and C.M. Life together, approved financing for Jefferies Finance, LLC (Jefferies) of $250 million that can be used for the short-term financing of assets underwritten by Jefferies. As of December 31, 2017 and 2016, the company approved financing of $25 million for Jefferies. During 2017, Jefferies borrowed $264 million and repaid $241 million under the credit facility. During 2016, Jefferies borrowed $20 million and repaid $18 million under the credit facility. As of December 31, 2017 and 2016, there were no outstanding borrowings or unpaid interest under the facility. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

The Company and its subsidiary, MML Bay State, participate in variable annuity exchange programs with its parent, MassMutual, where certain variable annuity contract holders of either company can make nontaxable exchanges of their contracts for enhanced variable annuity contracts of the other company. The Company recorded premium income of $7 million in 2017 and less than $1 million in 2016, related to these exchange programs. The Company recorded surrender benefits of less than $1 million in 2017 and 2016, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not receive any net commissions for the years ended December 31, 2017 or 2016.

Effective January 1, 2015, the Company sold its participation interests in eight real estate properties to MassMutual, the Company’s sole shareholder, for $25 million of cash, the fair value of the participation interests. The carrying value of the real estate investments at the time of sale was $24 million, which was net of encumbrances of $9 million that were assumed by MassMutual. Upon sale of the real estate investments, the Company recognized a net gain of $1 million, which was recorded through net realized capital gains (losses) in the Statements of Operations.

The Company has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 1.5% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $84 million in 2017, $95 million in 2016 and $104 million in 2015 and it was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2017, the net amounts due from MassMutual for the various reinsurance agreements were $16 million and as of December 31, 2016, the net amounts due from MassMutual were $38 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Premium ceded, related to:
Stop-loss agreements	(1)	(1)	(1)
Coinsurance agreements	(45)	(45)	(48)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	14	15	16

Policyholder benefits ceded, related to:
Coinsurance agreements	117	96	82

15.	Subsequent events

Management of the Company has evaluated subsequent events through February 21, 2018, the date the financial statements were available to be issued. No events have occurred subsequent to the date of the Statements of Financial Position and before the date of evaluation that would require disclosure.

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2017 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Mezzanine Investor L, LLC

Berkshire Way

MML Special Situations Investor LLC

Timberland Forest Holding LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

Insurance Road LLC

MM Copper Hill Road LLC

Invicta Advisors LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

MML Mezzanine Investor, LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Asset Finance LLC

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pioneers Gate LLC

MassMutual Holding LLC

MassMutual International, LLC

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Other Affiliates:

Jefferies Finance LLC – 50% (remaining 50% owned by Jefferies Group, Inc.)

(No subsidiaries)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2017	$21,357.79	$-	$21,357.79	$17,378.89	$(3,978.90)	$17,378.89	$25,403.97
September 30, 2017	31,369.74	-	31,369.74	30,181.32	(1,188.42)	30,181.32	97,082.40
June 30, 2017	4,452,491.13	-	4,452,491.13	4,378,330.78	(74,160.35)	4,378,330.78	6,609,233.02
March 31, 2017	4,815,923.68	-	4,815,923.68	4,784,421.62	(31,502.06)	4,784,421.62	6,463,012.98
December 31, 2016	4,846,675.94	-	4,846,675.94	4,829,683.79	(16,992.15)	4,829,683.79	6,221,820.35
September 30, 2016	4,994,934.11	-	4,994,934.11	4,730,196.12	(264,737.99)	4,730,196.12	6,883,513.73
June 30, 2016	5,054,395.20	-	5,054,395.20	4,955,880.26	(98,514.94)	4,955,880.26	6,764,218.27
March 31, 2016	6,298,495.36	-	6,298,495.36	6,092,642.42	(205,852.94)	6,092,642.42	7,817,461.13
December 31, 2015	474,546.39	-	474,546.39	468,066.15	(6,480.24)	468,066.15	467,904.41
September 30, 2015	5,603,766.32	-	5,603,766.32	5,064,430.46	(539,335.86)	5,064,430.46	6,491,785.52
June 30, 2015	8,300,145.88	-	8,300,145.88	8,096,024.30	(204,121.58)	8,096,024.30	8,991,309.25
March 31, 2015	4,134,215.54	-	4,134,215.54	4,097,040.87	(37,174.67)	4,097,040.87	4,062,059.96
December 31, 2014	9,225,670.01	-	9,225,670.01	9,099,602.60	(126,067.41)	9,099,602.60	10,324,197.12
September 30, 2014	-	-	-	-	-	-	-
June 30, 2014	6,799,823.11	-	6,799,823.11	6,410,214.05	(389,609.06)	6,410,214.05	8,821,202.53
March 31, 2014	10,842,786.00	-	10,842,786.00	9,332,953.14	(1,509,832.86)	9,332,953.14	11,545,155.67
December 31, 2013	13,068,728.02	-	13,068,728.02	12,446,802.54	(621,925.48)	12,446,802.54	13,075,121.87
September 30, 2013	8,777,769.26	-	8,777,769.26	8,640,444.44	(137,324.82)	8,640,444.44	8,226,635.01
June 30, 2013	11,479,347.45	-	11,479,347.45	11,079,157.68	(400,189.77)	11,079,157.68	10,139,599.32
March 31, 2013	15,334,535.05	-	15,334,535.05	14,970,375.96	(364,159.09)	14,970,375.96	14,135,121.66
December 31, 2012	31,785,329.35	-	31,785,329.35	30,443,342.37	(1,341,986.98)	30,443,342.37	27,669,976.79
September 30, 2012	67,270,430.45	-	67,270,430.45	65,265,347.34	(2,005,083.11)	65,265,347.34	57,019,261.58
June 30, 2012	70,455,899.87	-	70,455,899.87	69,041,733.13	(1,414,166.74)	69,041,733.13	55,143,333.36
March 31, 2012	87,853,178.35	-	87,853,178.35	85,053,001.11	(2,800,177.24)	85,053,001.11	67,243,938.01
December 31, 2011	90,342,741.95	-	90,342,741.95	87,759,853.27	(2,582,888.68)	87,759,853.27	61,663,658.75
September 30, 2011	62,166,554.35	-	62,166,554.35	60,544,908.62	(1,621,645.73)	60,544,908.62	45,284,653.78
June 30, 2011	80,582,826.88	-	80,582,826.88	76,857,392.88	(3,725,434.00)	76,857,392.88	60,286,999.44
March 31, 2011	87,925,923.39	-	87,925,923.39	85,768,903.43	(2,157,019.96)	85,768,903.43	65,285,429.38
December 31, 2010	78,922,236.87	-	78,922,236.87	77,329,040.51	(1,593,196.36)	77,329,040.51	57,284,607.12
September 30, 2010	75,579,157.67	-	75,579,157.67	73,844,794.15	(1,734,363.52)	73,844,794.15	53,531,682.15
June 30, 2010	106,701,990.11	-	106,701,990.11	104,920,573.41	(1,781,416.70)	104,920,573.41	77,297,240.58
March 31, 2010	117,247,144.97	-	117,247,144.97	110,848,178.13	(6,398,966.84)	110,848,178.13	81,512,592.53
December 31, 2009	94,759,892.12	-	94,759,892.12	91,319,792.71	(3,440,099.41)	91,319,792.71	61,154,481.79
September 30, 2009	203,672,078.15	(2,299,536.69)	201,372,541.46	193,090,827.77	(8,281,713.69)	193,090,827.77	124,234,344.38
Totals		$(2,299,536.69)			$(45,911,307.55)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017.
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HCP4	$2,087.07	$-	$2,087.07	$361.55	$(1,725.52)	$361.55	$697.38
22541QQR6	4,223.52	-	4,223.52	2,479.63	(1,743.89)	2,479.63	3,193.76
2254W0NK7	15,047.20	-	15,047.20	14,537.71	(509.49)	14,537.71	21,512.83
Totals	$21,357.79	$-	$21,357.79	$17,378.89	$(3,978.90)	$17,378.89	$25,403.97

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
88157QAL2	$31,369.74	$-	$31,369.74	$30,181.32	$(1,188.42)	$30,181.32	$97,082.40
The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017.
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$1,297.98	$-	$1,297.98	$684.22	$(613.76)	$684.22	$1,198.02
86358RLG0	244.55	-	244.55	190.61	(53.94)	190.61	2,119.63
88157QAL2	37,298.26	-	37,298.26	30,851.62	(6,446.64)	30,851.62	88,941.72
77277LAF4	2,501,621.14	-	2,501,621.14	2,463,054.83	(38,566.31)	2,463,054.83	3,813,186.02
77277LAH0	126,120.88	-	126,120.88	124,239.83	(1,881.05)	124,239.83	304,270.58
77277LAJ6	1,785,908.32	-	1,785,908.32	1,759,309.67	(26,598.65)	1,759,309.67	2,399,517.05
Totals	$4,452,491.13	$-	$4,452,491.13	$4,378,330.78	$(74,160.35)	$4,378,330.78	$6,609,233.02

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017.
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QJR4	$3,126.29	$-	$3,126.29	$15.01	$(3,111.28)	$15.01	$1,926.23
45660LYW3	130,210.18	-	130,210.18	121,919.75	(8,290.43)	121,919.75	118,232.29
86358RA23	224,855.80	-	224,855.80	212,420.66	(12,435.14)	212,420.66	218,429.62
88157QAL2	39,747.30	-	39,747.30	36,415.86	(3,331.44)	36,415.86	89,960.46
77277LAF4	2,504,112.68	-	2,504,112.68	2,501,621.14	(2,491.54)	2,501,621.14	3,522,211.89
77277LAH0	126,242.42	-	126,242.42	126,120.88	(121.54)	126,120.88	295,836.23
77277LAJ6	1,787,629.01	-	1,787,629.01	1,785,908.32	(1,720.69)	1,785,908.32	2,216,416.26
Totals	$4,815,923.68	$-	$4,815,923.68	$4,784,421.62	$(31,502.06)	$4,784,421.62	$6,463,012.98

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26R, Bonds. Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, Loan-Backed and Structured Securities, as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2017:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
3137G0EQ8	$76,026	$76,112	$76,026	YES
3137G0HQ5	71,861	72,002	71,861	YES
391164AF7	444,402	434,843	432,190	NO
Total	$592,289	$582,957	$580,077	XXX

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	Resolution of the Board of Directors of C.M. Life Insurance Company, establishing the Separate Account – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-88493 filed April 25, 2008

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-95845 filed April 28, 2015

	ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy – Incorporated by reference to Initial Registration Statement File No. 333-49457 filed April 6, 1998

	ii.	Form of Disability Benefit Rider (DBVL-98) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	iii.	Form of Guaranteed Insurability Rider (GIVL-98) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	iv.	Form of Other Insured Rider (OIVL-98) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	v.	Form of Substitute of Insured Rider (SIVL-98) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	vi.	Form of Waiver of Monthly Charges Rider (WMVL-98M) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	vii.	Form of Accelerated Death Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

Exhibit (e)	Form of Individual and Survivorship Life Insurance Application (rev 8/07) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

Exhibit (f)	i.	Copy of the Charter of Incorporation of C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 033-91072 filed April 24, 1998

	ii.	By-Laws of C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 033-91072 filed April 24, 1998

Exhibit (g)	Reinsurance Contracts

	i.	American United Life Insurance Company

		—	Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•  Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004, February 29, 2004, April 10, 2006 and September 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

• Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

	ii.	General & Cologne Life RE

		—	Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•  Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 19, 2002, February 29, 2004, March 1, 2004, September 1, 2006, January 1, 2009, August 1, 2009 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

• Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

• Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post- Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

• Amendment effective September 1, 1998, May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

	iii.	Lincoln National Life Insurance Company

		—	Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•  Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, March 1, 2004,

November 30, 2005, July 1, 2006, September 1, 2006, October 1, 2007, January 1, 2009, August 1, 2009, July 31, 2011 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

• Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

• Amendments effective September 1, 1998 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

• Amendment effective January 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

• Amendment effective April 2, 2014 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-49457 filed April 28, 2015

iv.	Munich American Reassurance Company

	—	Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•  Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

• Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

• Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

• Amendments effective September 1, 1998 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

• Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

v.	RGA Reinsurance Company

	—	Automatic YRT Agreement effective September 1, 1998 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•  Amendments dated September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, August 3, 2000, June 15, 2001, June 15, 2001, July 1, 2001, February 29, 2004 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

• Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• Amendments effective August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

• Amendments effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

• Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

• Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

• Amendment effective August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

vi.	Security Life of Denver (SLD)

	—	Automatic YRT Agreement dated September 1, 1998 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•  Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, July 1, 2001, November 20, 2003, March 1, 2004 and November 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457) filed April 25, 2012

• Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

• Amendments dated June 20, 2005, September 1, 2006, January 1, 2009 and August 1, 2009 – Incorporated by

reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

• Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

• Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		a.	AIM Funds (Invesco Funds)

			–	Form of Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-80991 filed April 24, 2006

				•	Amendment No. 1 dated and effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 033-61679 filed April 25, 2012

			–	Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

			–	Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		b.	American Century Funds

			–	Shareholder Services Agreement dated as of May 14, 1998 (American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

				•	Amendments Nos. 1, 2, 3 and 4 dated and effective as of May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

				•	Amendment No. 5 effective as of November 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-50410 filed April 28, 2009

				•	Amendment No. 6 effective as of March 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

				•	Amendment No. 7 effective July 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

		c.	American Funds® Funds

			–	Participation Agreement dated as of March 7, 2003 (American Funds Insurance Series, Capital Research and Management Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

				•	Amendment dated as of May 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333- 88493 filed April 28, 2009

				•	Amendment No. 2 dated as of April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-49457 filed April 26, 2011

			–	Business Agreement dated as of March 7, 2003 (C.M. Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company) – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

				•	First amendment effective May 1, 2013 to the Business Agreement – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 26, 2014

				•	Second amendment dated as of September 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-49457 filed April 28, 2015

		d.	Deutscshe Funds

			–	Participation Agreement made as of September 1, 1999 (BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

				•	Amendments No. 1 and 2 dated February 1, 2000 and January 16, 2001 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

				•	Amendments Nos. 3, 4, 5, and 6 dated April 24, 2001, January 16, 2001, August 1, 2004 and October 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

				•	Amendment No. 7 dated July 12, 2010 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

		e.	Fidelity Funds

			–	Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

				•	Amendment effective as of the May 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

				•	Fourth Amendment – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

			–	Letter of Consent (Fidelity® Variable Insurance Fund II and C.M. Life Insurance Company) and Amendment dated May 1, 2007 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

	–	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

f.	Franklin Templeton Funds

	–	Participation Agreement dated as of May 1, 2000 (Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

		•	Amendment effective April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

		•	Amendments Nos. 2 and 3 effective May 1, 2003 and June 5, 2007 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

		•	Amendment No. 4 dated October 25, 2010 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

		•	Addendum to Participation Agreement (and MML Distributors, LLC) effective as of March 20, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

		•	Amendment effective as of January 15, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

		•	Amendment No. 6 executed as of August 6, 2014 – Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-50410 filed April 28, 2015

		•	Amendment No. 7 dated October 14, 2016 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

	–	Administrative Services Agreement dated May 2, 2002 (Franklin Templeton Services, LLC, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		•	Amendment No. 1 dated August 10, 2005 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		•	Amendment No. 2 dated December 28, 2007 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		•	Amendment No. 3 dated October 14, 2016 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

g.	Goldman Sachs Funds

	–	Participation Agreement dated as of November 1, 1999 (Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

		•	Amendment No. 1 effective May 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

		•	Amendment No. 2 effective April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

		•	Amendment No. 3 effective April 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

h.	Janus Aspen Funds (Institutional)

	–	Participation Agreement dated August 30, 1999 (Janus Aspen Series and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 333-88493 filed November 24, 2008

		•	Amendments effective November 1, 1999, February 23, 2000 and June 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 333-88493 filed November 24, 2008

		•	Amendment dated and effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

i.	Janus Aspen Funds (Service)

	–	Fund Participation Agreement dated June 2, 2003 (Janus Aspen Series and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-49457 filed April 26, 2011

		•	Amendment No. 1 dated and effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

		•	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

	–	Distribution and Shareholder Services Agreement dated as of March 14, 2002 (Janus Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

j.	MFS® Funds

–

Amended and Restated Participation Agreement dated October 1, 2016 (MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, MFS® Variable Insurance Trust III, MFS® Fund Distributors, Inc. and C.M Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

–

Shareholder Services Letter Agreement (re Administrative Services) dated October 1, 2016 (MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and C.M Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

k.	MML Funds

	–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

			•	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

			•	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

			•	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

			•	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

			•	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

			•	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

			•	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	l.	MML II Funds

		–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

			•	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

			•	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

			•	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

			•	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

			•	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

			•	Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333- 122804 filed March 1, 2013

			•	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

			•	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	m.	Oppenheimer Funds

		–	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post- Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

			•	Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

			•	Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

			•	Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

			•	Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post- Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	n.	T. Rowe Price Funds

		–	Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 333- 88493 filed November 24, 2008

			•	Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2003, May 1, 2006, and January 7, 2008 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 333-88493 filed November 24, 2008

			•	Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

	a.	AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	b.	American Century Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

			•	Amendment No. 1 dated August 22, 2008 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	c.	American Funds Service Company (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

• Amendment No. 1 dated August 22, 2008 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	d.	DWS Scudder Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	e.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	f.	Franklin/Templeton Distributors, Inc. effective April 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	g.	Goldman Sachs & Co. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	h.	Janus Aspen Series effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	i.	MFS® Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	j.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	k.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	l.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	m.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

•   Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-22557 filed April 26, 2017

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-49457 filed April 28, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents:

	•	Company Financial Statements *
	•	Separate Account Financial Statements *

	ii.	Powers of Attorney for:

	•	Roger W. Crandall • Michael J. O’Connor
	•	Michael R. Fanning • Elizabeth A. Ward

– Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

	iii.	Power of Attorney for:

	•	Sean Newth

– Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-82060 filed November 21, 2017

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 23, 2018, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed on or about April 24, 2018

  *    filed herewith

Item 27.	Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman),	Michael R. Fanning, Director and Executive
President, and Chief Executive Officer	Vice President
(principal executive officer)	1295 State Street
1295 State Street B101	Springfield, MA 01111
Springfield, MA 01111

Michael J. O’Connor, Director, Senior Vice	Elizabeth A. Ward, Director, Executive Vice
President, and General Counsel	President, and Chief Financial Officer
1295 State Street	(principal financial officer)
Springfield, MA 01111	1295 State Street
Springfield, MA 01111

Principal Officers of C.M. Life Insurance Company (other than those who are also Directors, as referenced above):

Sean Newth, Senior Vice President and Corporate	Todd G. Picken, Vice President and Treasurer
Controller	1295 State Street
(principal accounting officer)	Springfield, MA 01111
1295 State Street
Springfield, MA 01111

Pia Flanagan, Vice President & Corporate	M. Timothy Corbett, Executive Vice President
Secretary	1295 State Street
1295 State Street	Springfield, MA 01111
Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916, as filed with the Securities and Exchange Commission on or about April 24, 2018.

Item 29.	Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 30.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, and Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this policy. The following people are officers and directors of MMLIS and officers and Directors of MSD.

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Chief Executive Officer, Director (Chairman of the Board)	*
Wendy Benson	President, Director	*
Michael Fanning	Director	*
Elizabeth Ward	Director	*
Mark Kaye	Director	*
Geoffrey Craddock	Director	*
William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Christine Frederick	Chief Compliance Office	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James P. Puhala	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
David Mink	Vice President	***
Mary B. Wilkinson	Vice President	***
James Fago	Vice President	***
Paul Lapiana	Vice President, Agency Field Force Supervisor	***
David Holtzer	Field Risk Officer	***
Robert S. Rosenthal	Chief Legal Officer, Vice President, and Secretary	*
Edward K. Duch, Ill	Assistant Secretary	*
Amy Francella	Assistant Secretary	470 Atlantic Avenue
Boston, MA 02110
Alyssa M. O’Connor	Assistant Secretary	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*
Joseph Olesky	Controller	*
Derek Darley	Assistant Treasurer	*
Bruce C. Frisbie	Assistant Treasurer	**
Todd Picken	Assistant Treasurer	*
Kevin LaComb	Assistant Treasurer	*
Kathy Rogers	Continuing Education Officer
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**
Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Mathew Verdi	Assistant Vice President	*
Delphine Soucie	Assistant Vice President
Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*
John Rogan	Regional Assistant Vice President	*
Nick DeLuca	Regional Assistant Vice President	1101 North Black Canyon
Highway
PH30
Phoenix, AZ 85209
David Cove	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Sean Murphy	Regional Assistant Vice President	*
Michelle Pedigo	Regional Assistant Vice President	*
Laura Perlotto	Assistant Vice President and AML Compliance Officer	*
Craig Waddington	Variable Life Product Distribution Officer; and	*
Variable Annuity Product Distribution Officer
Michael Dunn	Worksite Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981
***	11215 North Community House Rd., Charlotte, NC 28277

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Eric Wietsma	Chairman of the Board, Chief Executive Officer and President	*
Geoffrey Craddock	Director	*
Elizabeth Ward	Director	**
Nathan Hall	Chief Financial Officer and Treasurer	**
Robert S. Rosenthal	Chief Legal Officer, Secretary and Vice President	**
Susan Scanlon	Chief Compliance Officer	*
Laura Perlotto	Assistant Vice President and AML Compliance Officer	**
Edward K. Duch, III	Assistant Secretary	**
Alyssa O’Connor	Assistant Secretary	**
Mario Morton	Registration Manager	**
Craig Waddington	Variable Life Product Distribution Officer; and Variable Annuity Product Distribution Officer	**

*	100 Bright Meadow Boulevard, Enfield, CT 06082-1981
**	1295 State Street, Springfield, MA 01111-0001

(c) Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, C.M. Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 22 to Registration Statement No. 333-49457 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts, on the 23rd day of April, 2018.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

C.M. LIFE INSURANCE COMPANY (Depositor)

By:	Roger W. Crandall*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 22 to Registration Statement No. 333-49457 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director, President and Chief Executive Officer	April 23, 2018
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 23, 2018
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Corporate Controller	April 23, 2018
Sean Newth	(principal accounting officer)

MICHAEL J. O’CONNOR *	Director	April 23, 2018
Michael J. O’Connor

MICHAEL R. FANNING *	Director	April 23, 2018
Michael R. Fanning

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit No.	Exhibit

Exhibit 99.26 (n)	i. Auditor Consents

• Company Financial Statements

• Separate Account Financial Statements